UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-05125

Dreyfus Variable Investment Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	12/31
Date of reporting period:	06/30/18

FORM N-CSR

Item 1.       Reports to Stockholders.

Dreyfus Variable Investment Fund, Appreciation Portfolio

SEMIANNUAL REPORT June 30, 2018

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Variable Investment Fund, Appreciation Portfolio	The Fund

A LETTER FROM THE PRESIDENT OF DREYFUS

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Variable Investment Fund, Appreciation Portfolio, covering the six-month period from January 1, 2018 through June 30, 2018. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Volatility returned to the financial markets over the first half of 2018. Although stocks set a series of new record highs in January amid growing corporate earnings, reduced corporate tax rates and synchronized global economic growth, investors later grew nervous about rising interest rates, renewed inflationary pressures, escalating geopolitical tensions and the prospects of more protectionist U.S. trade policies. Consequently, U.S. stocks produced mildly positive returns over the reporting period. Meanwhile, bonds typically lost a degree of value over the first six months of the year due to rising interest rates and inflation concerns.

Despite the return of heightened market volatility, we believe that underlying market fundamentals remain sound. Ongoing economic growth, robust labor markets, rising corporate earnings and strong consumer and business confidence seem likely to support stock and corporate bond prices over the months ahead. Monetary policymakers have indicated that short-term interest rates probably will rise further, but U.S. government bond prices may already reflect those expectations. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris
President
The Dreyfus Corporation
July 16, 2018

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from January 1, 2018 through June 30, 2018, as provided by portfolio manager Fayez Sarofim of Fayez Sarofim & Co., Sub-Investment Adviser

Market and Fund Performance Overview

For the six-month period ended June 30, 2018, Dreyfus Variable Investment Fund, Appreciation Portfolio’s Initial shares achieved a total return of 1.15%, and its Service shares achieved a total return of 1.04%.1 In comparison, the fund’s benchmark, the S&P 500® Index (the “Index”), produced a total return of 2.65% for the same period.2

U.S. stocks posted mild gains during the reporting period amid sustained economic growth, rising interest rates, and intensifying trade tensions. The fund underperformed its benchmark, largely due to overweighted exposure to the consumer staples sector and stock selection shortfalls in the health care and consumer discretionary sectors.

The Fund’s Investment Approach

The fund seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income. To pursue these goals, the fund normally invests at least 80% of its net assets in common stocks. The fund focuses on blue-chip companies with total market capitalizations of more than $5 billion at the time of purchase, including multinational companies. These are established companies that have demonstrated sustained patterns of profitability, strong balance sheets, an expanding global presence, and the potential to achieve predictable, above-average earnings growth.

In choosing stocks, we identify economic sectors we believe will expand over the next three to five years or longer. Using fundamental analysis, we then seek companies within these sectors that have proven track records and dominant positions in their industries. The fund employs a “buy-and-hold” investment strategy, which generally has resulted in an annual portfolio turnover rate of below 15%. A low portfolio turnover rate helps reduce the fund’s trading costs and can help limit the distribution of capital gains generated due to portfolio turnover.3

Stocks Fluctuated Amid Uncertainty

After a volatile first quarter that saw the Index experience one of its fastest 10% corrections on record, U.S. stocks recovered over the second quarter to close the first half of 2018 on a mildly positive note. The market advanced even as trade conflicts heated up, the Federal Reserve Board increased the pace of monetary tightening, and political risks resurfaced in the Eurozone. Market leadership rotated as the reporting period progressed, but the consumer discretionary and information technology sectors ranked as the Index’s strongest sectors for the reporting period overall. The energy sector also outperformed market averages, aided by a rally in crude oil prices. The consumer staples and telecommunication services sectors were the weakest sectors and, along with the industrials, financials and materials sectors, posted losses.

Fund Strategies Produced Mixed Results

The fund registered a modest gain for the reporting period, but it lagged the Index. The primary factor detracting from relative performance was overweighted representation in the consumer staples sector, particularly in the weak tobacco and beverages industries. Another impediment was our security selections in the health care sector, which focused on global pharmaceutical companies rather than health care equipment producers. Relative performance also was constrained by underweighted exposure to Internet retailers in the consumer discretionary sector.

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

The largest individual detractors from returns over the reporting period included Philip Morris International, Altria Group, Comcast, Chubb, and Novo Nordisk.

The fund produced better results in other areas. Most notably, the fund benefited from a limited and selective presence in the industrials sector, which was pressured by higher tariffs and rising fuel prices. Avoiding the conglomerates and machinery segments was particularly beneficial. An above-market allocation to the information technology sector also was advantageous, and this benefit was amplified by favorable stock selections within the sector. Technology holdings such as Visa, ASML, Automatic Data Processing, and Apple generated double-digit returns for the reporting period. Favorable stock selections among financial companies and lack of exposure to the telecommunication services sector also added value. Holdings making the largest positive contributions to the fund’s return included Microsoft, Apple, Twenty-First Century Fox, Facebook, and Visa.

Industry Leaders Can Weather Macroeconomic Headwinds

Recent market turbulence notwithstanding, we believe that the foundation for a continued market advance remains solid: the U.S. economy and underlying corporate fundamentals remain healthy, and equity valuations have become more attractive. Nevertheless, investors remain nervous and alert to signs of rising inflation, escalating trade tensions, and the stresses of generally tighter financial conditions.

The high-quality industry leaders in the fund’s portfolio have the financial strength and flexibility to help weather volatility surrounding these concerns. Their ability to manage increasing costs based on their scale, strong balance sheets, and management resources positions them to sustain earnings growth as interest rates rise. Furthermore, these businesses are generating record cash flows and enhancing shareholder value through dividend increases and share buybacks. Given the deep financial resources, earnings outlook and capital deployment acumen of the companies in the fund, we remain confident in its ability to deliver superior, risk-adjusted returns over the longer term.

July 16, 2018

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.

2 Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

3 Achieving tax efficiency is not a part of the fund’s investment objective, and there can be no guarantee that the fund will achieve any particular level of taxable distributions in future years. In periods when the manager has to sell significant amounts of securities (e.g., during periods of significant net redemptions or changes in index components), the fund can be expected to be less tax efficient than during periods of more stable market conditions and asset flows.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals. The investment objective and policies of Dreyfus Variable Investment Fund, Appreciation Portfolio made available through insurance products may be similar to those of other funds managed by Dreyfus. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund.

4

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Variable Investment Fund, Appreciation Portfolio from January 1, 2018 to June 30, 2018. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended June 30, 2018
	Initial Shares	Service Shares
Expenses paid per $1,000†	$4.04	$5.28
Ending value (after expenses)	$1,011.50	$1,010.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended June 30, 2018
	Initial Shares	Service Shares
Expenses paid per $1,000†	$4.06	$5.31
Ending value (after expenses)	$1,020.78	$1,019.54

† Expenses are equal to the fund’s annualized expense ratio of .81% for Initial shares and 1.06% for Service shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

5

STATEMENT OF INVESTMENTS

June 30, 2018 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 99.7%
Banks - 4.5%
JPMorgan Chase & Co.	129,075		13,449,615
Wells Fargo & Co.	80,375		4,455,990
			17,905,605
Capital Goods - 1.6%
United Technologies	51,075		6,385,907
Commercial & Professional Services - .7%
Verisk Analytics	23,740	[a]	2,555,374
Consumer Durables & Apparel - 3.2%
Hermes International	2,677		1,637,506
LVMH Moet Hennessy Louis Vuitton	15,500		5,162,383
NIKE, Cl. B	71,615		5,706,283
			12,506,172
Consumer Services - 1.4%
McDonald's	35,925		5,629,088
Diversified Financials - 9.2%
American Express	69,625		6,823,250
BlackRock	20,000		9,980,800
Intercontinental Exchange	66,450		4,887,398
S&P Global	35,425		7,222,803
State Street	80,425		7,486,763
			36,401,014
Energy - 7.0%
Chevron	82,300		10,405,189
ConocoPhillips	76,500		5,325,930
Exxon Mobil	140,739		11,643,337
			27,374,456
Food, Beverage & Tobacco - 15.7%
Altria Group	179,150		10,173,929
Anheuser-Busch InBev, ADR	37,400	[b]	3,768,424
Coca-Cola	230,750		10,120,695
Constellation Brands, Cl. A	23,100		5,055,897
Nestle, ADR	103,425		8,008,198
PepsiCo	63,000		6,858,810
Philip Morris International	219,775		17,744,633
			61,730,586
Health Care Equipment & Services - 2.9%
Abbott Laboratories	105,675		6,445,118
UnitedHealth Group	20,500		5,029,470
			11,474,588
Household & Personal Products - 2.9%
Estee Lauder, Cl. A	79,475		11,340,288

6

Description		Shares		Value ($)
Common Stocks - 99.7% (continued)
Insurance - 2.6%
Chubb		81,750		10,383,885
Materials - 2.0%
Air Products & Chemicals		9,925		1,545,620
Praxair		41,000		6,484,150
				8,029,770
Media - 5.6%
Comcast, Cl. A		272,840		8,951,880
Twenty-First Century Fox, Cl. A		139,811		6,947,209
Walt Disney		58,825		6,165,448
				22,064,537
Pharmaceuticals, Biotechnology & Life Sciences - 5.1%
AbbVie		86,725		8,035,071
Novartis, ADR		12,550		948,027
Novo Nordisk, ADR		139,250		6,422,210
Roche Holding, ADR		169,550		4,684,667
				20,089,975
Retailing - 1.3%
Amazon.com		3,100	[a]	5,269,380
Semiconductors & Semiconductor Equipment - 5.7%
ASML Holding		37,375	[b]	7,399,129
Infineon Technologies, ADR		50,000		1,278,500
Texas Instruments		125,875		13,877,719
				22,555,348
Software & Services - 19.1%
Alphabet, Cl. C		13,544	[a]	15,110,364
Automatic Data Processing		17,090		2,292,453
Facebook, Cl. A		116,285	[a]	22,596,501
Microsoft		238,835		23,551,519
Visa, Cl. A		87,525	[b]	11,592,686
				75,143,523
Technology Hardware & Equipment - 6.0%
Apple		126,950		23,499,714
Transportation - 3.2%
Canadian Pacific Railway		30,575		5,595,837
Union Pacific		50,250		7,119,420
				12,715,257
Total Common Stocks (cost $170,919,516)				393,054,467
	7-Day Yield (%)
Other Investment - .2%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $1,044,075)	1.83	1,044,075	[c]	1,044,075

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	7-Day Yield (%)	Shares		Value ($)
Investment of Cash Collateral for Securities Loaned - .9%
Registered Investment Company;
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares (cost $3,414,131)	1.85	3,414,131	[c]	3,414,131
Total Investments (cost $175,377,722)		100.8%		397,512,673
Liabilities, Less Cash and Receivables		(.8%)		(3,183,156)
Net Assets		100.0%		394,329,517

ADR—American Depository Receipt

a Non-income producing security.

b Security, or portion thereof, on loan. At June 30, 2018, the value of the fund’s securities on loan was $22,199,980 and the value of the collateral held by the fund was $22,502,272, consisting of cash collateral of $3,414,131 and U.S. Government & Agency securities valued at $19,088,141.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the respective investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Software & Services	19.1
Food, Beverage & Tobacco	15.7
Diversified Financials	9.2
Energy	7.0
Technology Hardware & Equipment	6.0
Semiconductors & Semiconductor Equipment	5.7
Media	5.6
Pharmaceuticals, Biotechnology & Life Sciences	5.1
Banks	4.5
Transportation	3.2
Consumer Durables & Apparel	3.2
Health Care Equipment & Services	2.9
Household & Personal Products	2.9
Insurance	2.6
Materials	2.0
Capital Goods	1.6
Consumer Services	1.4
Retailing	1.3
Money Market Investments	1.1
Commercial & Professional Services	.7
100.8

† Based on net assets.

See notes to financial statements.

8

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Registered Investment Companies	Value 12/31/17($)	Purchases($)	Sales ($)	Value 6/30/18($)	Net Assets(%)	Dividends/ Distributions($)
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	-	35,420,470	32,006,339	3,414,131.9		-
Dreyfus Institutional Preferred Government Plus Money Market Fund	1,867,769	19,155,405	19,979,099	1,044,075.2		11,429
Total	1,867,769	54,575,875	51,985,438	4,458,206	1.1	11,429

See notes to financial statements.

9

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2018 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $22,199,980)—Note 1(c):
Unaffiliated issuers	170,919,516	393,054,467
Affiliated issuers	4,458,206	4,458,206
Cash		6,743
Dividends and securities lending income receivable		838,984
Receivable for investment securities sold		638,328
Prepaid expenses		2,907
		398,999,635
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		216,795
Due to Fayez Sarofim & Co.		71,746
Liability for securities on loan—Note 1(c)		3,414,131
Payable for shares of Beneficial Interest redeemed		920,325
Trustees fees and expenses payable		915
Accrued expenses		46,206
		4,670,118
Net Assets ($)		394,329,517
Composition of Net Assets ($):
Paid-in capital		151,553,000
Accumulated undistributed investment income—net		376,934
Accumulated net realized gain (loss) on investments		20,264,514
Accumulated net unrealized appreciation (depreciation) on investments and foreign currency transactions		222,135,069
Net Assets ($)		394,329,517

Net Asset Value Per Share	Initial Shares	Service Shares
Net Assets ($)	258,687,564	135,641,953
Shares Outstanding	6,606,168	3,497,434
Net Asset Value Per Share ($)	39.16	38.78

See notes to financial statements.

10

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2018 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $156,938 foreign taxes withheld at source):
Unaffiliated issuers	4,452,388
Affiliated issuers	11,429
Income from securities lending—Note 1(c)	14,522
Total Income	4,478,339
Expenses:
Investment advisory fee—Note 3(a)	1,070,315
Sub-investment advisory fee—Note 3(a)	437,171
Distribution fees—Note 3(b)	173,220
Professional fees	48,612
Prospectus and shareholders’ reports	24,562
Trustees’ fees and expenses—Note 3(c)	15,702
Custodian fees—Note 3(b)	9,874
Loan commitment fees—Note 2	4,295
Shareholder servicing costs—Note 3(b)	1,061
Miscellaneous	24,882
Total Expenses	1,809,694
Less—reduction in fees due to earnings credits—Note 3(b)	(92)
Net Expenses	1,809,602
Investment Income—Net	2,668,737
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	20,332,502
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	(18,286,262)
Net Realized and Unrealized Gain (Loss) on Investments	2,046,240
Net Increase in Net Assets Resulting from Operations	4,714,977

See notes to financial statements.

11

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Operations ($):
Investment income—net	2,668,737	5,173,319
Net realized gain (loss) on investments	20,332,502	50,697,356
Net unrealized appreciation (depreciation) on investments	(18,286,262)	42,703,302
Net Increase (Decrease) in Net Assets Resulting from Operations	4,714,977	98,573,977
Distributions to Shareholders from ($):
Investment income—net:
Initial Shares	(1,819,354)	(3,397,259)
Service Shares	(785,683)	(1,710,007)
Net realized gain on investments:
Initial Shares	(33,250,618)	(32,675,856)
Service Shares	(17,449,259)	(22,119,380)
Total Distributions	(53,304,914)	(59,902,502)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial Shares	3,354,469	7,444,269
Service Shares	4,712,813	8,089,313
Distributions reinvested:
Initial Shares	35,069,972	36,073,115
Service Shares	18,234,942	23,829,387
Cost of shares redeemed:
Initial Shares	(19,635,689)	(35,224,654)
Service Shares	(16,092,237)	(61,387,520)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	25,644,270	(21,176,090)
Total Increase (Decrease) in Net Assets	(22,945,667)	17,495,385
Net Assets ($):
Beginning of Period	417,275,184	399,779,799
End of Period	394,329,517	417,275,184
Undistributed investment income—net	376,934	313,234
Capital Share Transactions (Shares):
Initial Shares
Shares sold	78,623	177,820
Shares issued for distributions reinvested	919,599	937,609
Shares redeemed	(471,225)	(847,904)
Net Increase (Decrease) in Shares Outstanding	526,997	267,525
Service Shares
Shares sold	115,344	198,043
Shares issued for distributions reinvested	482,893	625,749
Shares redeemed	(382,133)	(1,507,252)
Net Increase (Decrease) in Shares Outstanding	216,104	(683,460)

See notes to financial statements.

12

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts. These figures have been derived from the fund’s financial statements.

Six Months Ended
Initial Shares	June 30, 2018	Year Ended December 31,
(Unaudited)		2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	44.71	41.01	45.23	49.51	47.95	40.47
Investment Operations:
Investment income—net[a]	.30	.56	.68	.80	.89	.86
Net realized and unrealized gain (loss) on investments	.05	9.55	2.48	(1.97)	2.86	7.59
Total from Investment Operations	.35	10.11	3.16	(1.17)	3.75	8.45
Distributions:
Dividends from investment income—net	(.29)	(.57)	(.69)	(.81)	(.90)	(.87)
Dividends from net realized gain on investments	(5.61)	(5.84)	(6.69)	(2.30)	(1.29)	(.10)
Total Distributions	(5.90)	(6.41)	(7.38)	(3.11)	(2.19)	(.97)
Net asset value, end of period	39.16	44.71	41.01	45.23	49.51	47.95
Total Return (%)	1.15[b]	27.33	7.91	(2.47)	8.09	21.11
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.81[c]	.81	.82	.80	.80	.81
Ratio of net expenses to average net assets	.81[c]	.81	.82	.80	.80	.81
Ratio of net investment income to average net assets	1.41[c]	1.35	1.64	1.70	1.84	1.95
Portfolio Turnover Rate	2.83[b]	3.97	4.19	11.97	3.65	7.71
Net Assets, end of period ($ x 1,000)	258,688	271,790	238,340	256,828	329,802	360,197

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

13

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
Service Shares	June 30, 2018	Year Ended December 31,
(Unaudited)		2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	44.34	40.72	44.96	49.23	47.69	40.25
Investment Operations:
Investment income—net[a]	.24	.46	.57	.68	.76	.75
Net realized and unrealized gain (loss) on investments	.05	9.46	2.46	(1.96)	2.85	7.55
Total from Investment Operations	.29	9.92	3.03	(1.28)	3.61	8.30
Distributions:
Dividends from investment income—net	(.24)	(.46)	(.58)	(.69)	(.78)	(.76)
Dividends from net realized gain on investments	(5.61)	(5.84)	(6.69)	(2.30)	(1.29)	(.10)
Total Distributions	(5.85)	(6.30)	(7.27)	(2.99)	(2.07)	(.86)
Net asset value, end of period	38.78	44.34	40.72	44.96	49.23	47.69
Total Return (%)	1.04[b]	27.00	7.64	(2.72)	7.83	20.83
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.06[c]	1.06	1.07	1.05	1.05	1.06
Ratio of net expenses to average net assets	1.06[c]	1.06	1.07	1.05	1.05	1.06
Ratio of net investment income to average net assets	1.16[c]	1.11	1.41	1.45	1.59	1.70
Portfolio Turnover Rate	2.83[b]	3.97	4.19	11.97	3.65	7.71
Net Assets, end of period ($ x 1,000)	135,642	145,485	161,440	231,421	264,795	254,928

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

14

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Appreciation Portfolio (the “fund”) is a separate diversified series of Dreyfus Variable Investment Fund (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The fund’s investment objective is to seek long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Fayez Sarofim & Co. (“Sarofim & Co.”) serves as the fund’s sub–investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the Distribution Plan, and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these

15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of

16

the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of June 30, 2018 in valuing the fund’s investments:

17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Level 1 - Unadjusted Quoted Prices		Level 2 - Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Domestic Common Stocks†	348,149,586	-	-	348,149,586
Equity Securities - Foreign Common Stocks†	44,904,881	-	-	44,904,881
Registered Investment Companies	4,458,206	-	-	4,458,206

† See Statement of Investments for additional detailed categorizations.

At December 31, 2017, $5,986,088 of exchange traded foreign equity securities were classified within Level 2 of the fair value hierarchy pursuant to the fund’s fair valuation procedures. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

18

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended June 30, 2018, The Bank of New York Mellon earned $3,083 from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act.

(e) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2018, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax

19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

expense in the Statement of Operations. During the period ended June 30, 2018, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended December 31, 2017 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2017 was as follows: ordinary income $5,358,909 and long-term capital gains $54,543,593. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $830 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended June 30, 2018, the fund did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .5325% of the value of the fund’s average daily net assets. Pursuant to a sub-investment advisory agreement with Sarofim & Co., the fund pays Sarofim & Co. a monthly sub-investment advisory fee at the annual rate of .2175% of the value of the fund’s average daily net assets. Both fees are payable monthly.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing its shares, for servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares. The Distribution Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Distribution Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2018, Service shares were charged $173,220 pursuant to the Distribution Plan.

20

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended June 30, 2018, the fund was charged $847 for transfer agency services and $92 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were offset by earnings credits of $92.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended June 30, 2018, the fund was charged $9,874 pursuant to the custody agreement.

During the period ended June 30, 2018, the fund was charged $6,320 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $175,653, Distribution Plan fees $28,431, custodian fees $6,037, Chief Compliance Officer fees $6,320 and transfer agency fees $354.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2018, amounted to $11,377,901 and $35,179,280, respectively.

At June 30, 2018, accumulated net unrealized appreciation on investments was $222,134,951, consisting of $222,538,034 gross unrealized appreciation and $403,083 gross unrealized depreciation.

21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

At June 30, 2018, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

22

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Trustees held on February 14-15, 2018, the Board considered the renewal of the fund’s Investment Advisory Agreement, pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which Fayez Sarofim & Co. (the “Subadviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and the Subadviser. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures, as well as Dreyfus’ supervisory activities over the Subadviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2017, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the

23

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

“Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed with representatives of Dreyfus, its affiliates and/or the Subadviser the results of the comparisons and considered that the fund’s total return performance was below the Performance Group median for all periods, except for the one- and two-year periods when it was above the median, and at or above the Performance Universe median for all periods, except for the four- and five-year periods when it was below the median. The Board considered the relative proximity of the fund’s performance to the Performance Group and/or Performance Universe median in certain periods when performance was below median. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that: the fund’s contractual management fee was below the Expense Group median and the fund’s actual management fee and total expenses were slightly above the Expense Group median and above the Expense Universe median.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Subadviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

The Board considered the fee to the Subadviser in relation to the fee paid to Dreyfus by the fund and the respective services provided by the Subadviser and Dreyfus.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by

24

an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by Dreyfus and the Subadviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also stated that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus and the Subadviser are adequate and appropriate.

• The Board was satisfied with the fund’s improved performance in recent periods.

• The Board concluded that the fees paid to Dreyfus and the Subadviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

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INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates and the Subadviser, of Dreyfus and the Subadviser and the services provided to the fund by Dreyfus and the Subadviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other Dreyfus funds that the Board oversees, during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other Dreyfus funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

26

NOTES

27

NOTES

28

NOTES

29

For More Information

Dreyfus Variable Investment Fund, Appreciation Portfolio

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

Fayez Sarofim & Co.
Two Houston Center
Suite 2907
Houston, TX 77010

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Telephone 1-800-258-4260 or 1-800-258-4261

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Institutional Services Department

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

© 2018 MBSC Securities Corporation 0112SA0618

Dreyfus Variable Investment Fund, Government Money Market Portfolio

SEMIANNUAL REPORT June 30, 2018

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Variable Investment Fund, Government Money Market Portfolio	The Fund

A LETTER FROM THE PRESIDENT OF DREYFUS

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Variable Investment Fund, Government Money Market Portfolio, covering the six-month period from January 1, 2018 through June 30, 2018. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Volatility returned to the financial markets over the first half of 2018. Although stocks set a series of new record highs in January amid growing corporate earnings, reduced corporate tax rates and synchronized global economic growth, investors later grew nervous about rising interest rates, renewed inflationary pressures, escalating geopolitical tensions and the prospects of more protectionist U.S. trade policies. Consequently, U.S. stocks produced mildly positive returns over the reporting period. Meanwhile, bonds typically lost a degree of value over the first six months of the year due to rising interest rates and inflation concerns.

Despite the return of heightened market volatility, we believe that underlying market fundamentals remain sound. Ongoing economic growth, robust labor markets, rising corporate earnings and strong consumer and business confidence seem likely to support stock and corporate bond prices over the months ahead. Monetary policymakers have indicated that short-term interest rates probably will rise further, but U.S. government bond prices may already reflect those expectations. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris
President
The Dreyfus Corporation
July 16, 2018

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from January 1, 2018 through June 30, 2018, as provided by Bernard W. Kiernan, Jr., Senior Portfolio Manager

Market and Fund Performance Overview

For the six-month period ended June 30, 2018, Dreyfus Variable Investment Fund, Government Money Market Portfolio produced an annualized yield of 1.02%. Taking into account the effects of compounding, the fund provided an annualized effective yield of 1.02% for the same period.1

Yields of money market instruments climbed over the reporting period in response to sustained economic growth, more stimulative fiscal policies, and two increases in short-term interest rates by the Federal Reserve Board (the “Fed”).

The Fund’s Investment Approach

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. To pursue its goal, the fund normally invests at least 99.5% of its total assets in securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities, repurchase agreements collateralized solely by cash and/or government securities, and cash (including tri-party repurchase agreements). The securities in which the fund invests include those backed by the full faith and credit of the U.S. government and those that are neither insured nor guaranteed by the U.S. government.

Short-Term Interest Rates and Inflationary Pressures Rise

The months before the start of the reporting period saw a continued economic expansion, robust labor market gains, and rising short-term interest rates as the Fed continued to move away from its aggressively accommodative monetary policy of the past decade. The Fed implemented another interest-rate hike in mid-December, raising the federal funds rate to between 1.25% and 1.50%. Meanwhile, investors responded positively to the enactment of federal tax reform legislation that sharply reduced corporate tax rates.

At the start of the reporting period in January 2018, 176,000 new jobs were added to the labor force and the unemployment rate stayed at 4.1%. Corporate earnings growth continued to exceed expectations, and hiring activity proved brisk. Hourly wages began to rise at their strongest pace since the 2008 recession, suggesting that inflation might begin to accelerate.

February saw renewed volatility in the financial markets as inflation fears mounted in response to the addition of 324,000 new jobs. The unemployment rate remained steady at 4.1% for the fifth consecutive month. Manufacturing activity continued to expand, and consumer confidence remained high.

Heightened volatility in the financial markets persisted in March, when investors reacted nervously to political rhetoric regarding potentially more protectionist U.S. trade policies. Job creation trailed off compared to previous months with 155,000 new jobs, but the manufacturing sector posted its strongest job gains in more than three years. The

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

unemployment rate remained at 4.1%. The U.S. economy grew at a 2.0% annualized rate over the first quarter of 2018.

In April, the unemployment rate slid to 3.9% and 175,000 new jobs were added to the workforce. Retail sales grew by 0.3% amid persistently strong consumer confidence, which remained robust despite sharply rising fuel prices. In addition, long-term interest rates continued to climb, as the yield on 10-year U.S. Treasury bonds topped 3% for the first time since 2014.

May saw a further decrease in the unemployment rate to 3.8%, its lowest level since December 1969. An estimated 244,000 new jobs were added during the month. Meanwhile, retail sales grew at a faster-than-expected 0.8% rate in May, even as fuel prices continued to move higher. The Consumer Price Index and average hourly wages rose 2.8% and 2.7% above year-ago levels, respectively, indicating that inflation was accelerating.

The labor market remained robust in June, when an estimated 213,000 new jobs were created. The unemployment rate ticked higher to 4.0% during the month as previously sidelined workers returned to the labor force. Inflationary pressures continued to build, as the Consumer Price Index increased 2.9% over the 12 months ended in June 2018, its largest annualized gain since February 2012.

Additional Rate Hikes Expected

After its June meeting, the Fed’s Federal Open Market Committee said, “The Committee expects that further gradual increases in the target range for the federal funds rate will be consistent with sustained expansion of economic activity, strong labor market conditions, and inflation near the Committee’s symmetric 2% objective over the medium term.” Notably, the Fed removed language from previous statements suggesting that the pace of economic growth would warrant “gradual” increases in short-term interest rates. Most analysts expect at least two more interest-rate hikes over the remainder of 2018.

In the rising interest-rate environment, we have maintained the fund’s weighted average maturity in a range that is modestly shorter than industry averages. This strategy is intended to capture higher yields as they become available. As always, we have retained our longstanding focus on quality and liquidity.

July 16, 2018

1 Annualized effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results. Yields fluctuate. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.

You could lose money by investing in a money market fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

Although the fund’s board has no current intention to impose a fee upon the sale of shares or temporarily suspend redemptions if the fund’s liquidity falls below certain levels, the board reserves the ability to do so after providing at least 60 days’ prior written notice to shareholders.

The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals. The investment objective and policies of Dreyfus Variable Investment Fund, Government Money Market Portfolio made available through insurance products may be similar to those of other funds managed or advised by Dreyfus. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund.

4

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Variable Investment Fund, Government Money Market Portfolio from January 1, 2018 to June 30, 2018. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended June 30, 2018

Expenses paid per $1,000†	$2.88
Ending value (after expenses)	$1,005.10

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended June 30, 2018

Expenses paid per $1,000†	$2.91
Ending value (after expenses)	$1,021.92

† Expenses are equal to the fund’s annualized expense ratio of .58%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

5

STATEMENT OF INVESTMENTS

June 30, 2018 (Unaudited)

Description	Principal Amount ($)		Value ($)
U.S. Government Agencies - 49.1%
Federal Farm Credit Bank
1.96%, 7/6/18, 1 Month LIBOR - .09%	10,000,000	[a]	9,995,384
Federal Home Loan Bank
1.60%, 7/2/18	17,000,000	[b]	16,999,244
Federal Home Loan Bank
1.75%, 8/8/18	29,535,000	[b]	29,481,066
Federal Home Loan Bank
2.05%, 7/23/18, 1 Month LIBOR - .04%	5,000,000	[a]	5,000,159
Federal Home Loan Bank
2.13%, 9/25/18, 3 Month LIBOR - .21%	10,000,000	[a]	10,000,000
Total U.S. Government Agencies (cost $71,475,853)			71,475,853
Repurchase Agreements - 55.6%
ABN AMRO Bank
Tri-Party Agreement thru BNY Mellon, 2.05%, dated 6/29/18, due 7/2/18 in the amount of $1,000,171 (fully collateralized by $1,021,806 U.S. Treasuries, 1%-3.13%, due 11/30/18-11/15/45, value $1,020,000)	1,000,000		1,000,000
Bank of Nova Scotia
Tri-Party Agreement thru BNY Mellon, 2.10%, dated 6/29/18, due 7/2/18 in the amount of $30,005,250 (fully collateralized by $29,382,045 U.S. Treasuries (including strips), 0%-3.63%, due 7/19/18-11/15/47, value $30,600,005)	30,000,000		30,000,000
BNP Paribas
Tri-Party Agreement thru BNY Mellon, 2.05%, dated 6/29/18, due 7/2/18 in the amount of $30,005,125 (fully collateralized by $26,754,972 U.S. Treasuries (including strips), 0%-8.75%, due 8/15/18-2/15/26, value $30,600,000)	30,000,000		30,000,000
Credit Agricole CIB
Tri-Party Agreement thru BNY Mellon, 2.08%, dated 6/29/18, due 7/2/18 in the amount of $20,003,467 (fully collateralized by $22,002,931 U.S. Treasuries (including strips), 0%-8.75%, due 7/5/18-5/15/48, value $20,400,001)	20,000,000		20,000,000
Total Repurchase Agreements (cost $81,000,000)			81,000,000
Total Investments (cost $152,475,853)	104.7%		152,475,853
Liabilities, Less Cash and Receivables	(4.7%)		(6,898,042)
Net Assets	100.0%		145,577,811

a Variable rate security—rate shown is the interest rate in effect at period end. Date shown represents the earlier of the next interest reset date or ultimate maturity date.

b Security is a discount security. Income is recognized through the accretion of discount.

6

Portfolio Summary (Unaudited) †	Value (%)
Repurchase Agreements	55.6
Federal Home Loan Bank	42.2
Federal Farm Credit Bank	6.9
104.7

† Based on net assets.

See notes to financial statements.

7

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2018 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including repurchase agreements of $81,000,000) —Note 1(b)	152,475,853	152,475,853
Cash		968,080
Interest receivable		28,556
Prepaid expenses		986
		153,473,475
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(b)		80,177
Payable for shares of Beneficial Interest redeemed		7,801,419
Accrued expenses		14,068
		7,895,664
Net Assets ($)		145,577,811
Composition of Net Assets ($):
Paid-in capital		145,573,638
Accumulated undistributed investment income—net		5,770
Accumulated net realized gain (loss) on investments		(1,597)
Net Assets ($)		145,577,811
Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		145,542,364
Net Asset Value Per Share ($)		1.00

See notes to financial statements.

8

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2018 (Unaudited)

Investment Income ($):
Interest Income	1,412,490
Expenses:
Investment advisory fee—Note 2(a)	444,278
Professional fees	48,231
Trustees’ fees and expenses—Note 2(c)	6,191
Prospectus and shareholders’ reports	4,629
Custodian fees—Note 2(b)	2,719
Shareholder servicing costs—Note 2(b)	298
Miscellaneous	9,724
Total Expenses	516,070
Less—reduction in fees due to earnings credits—Note 2(b)	(2,024)
Net Expenses	514,046
Investment Income—Net	898,444
Net Realized Gain (Loss) on Investments—Note 1(b) ($)	(1,597)
Net Increase in Net Assets Resulting from Operations	896,847

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Operations ($):
Investment income—net	898,444	607,701
Net realized gain (loss) on investments	(1,597)	-
Net Increase (Decrease) in Net Assets Resulting from Operations	896,847	607,701
Distributions to Shareholders from ($):
Investment income—net	(900,500)	(600,690)
Beneficial Interest Transactions ($1.00 per share):
Net proceeds from shares sold	306,255,961	502,509,413
Distributions reinvested	900,500	600,690
Cost of shares redeemed	(357,922,175)	(455,428,616)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(50,765,714)	47,681,487
Total Increase (Decrease) in Net Assets	(50,769,367)	47,688,498
Net Assets ($):
Beginning of Period	196,347,178	148,658,680
End of Period	145,577,811	196,347,178
Undistributed investment income—net	5,770	7,826

See notes to financial statements.

10

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts. These figures have been derived from the fund’s financial statements.

Six Months Ended
June 30, 2018		Year Ended December 31,
(Unaudited)		2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.005	.003	.000[a]	.000[a]	.000[a]	.000[a]
Distributions:
Dividends from investment income—net	(.005)	(.003)	(.000)[a]	(.000)[a]	(.000)[a]	(.000)[a]
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.51[b]	.34	.02	.00[c]	.00[c]	.00[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.58[d]	.58	.62	.62	.59	.60
Ratio of net expenses to average net assets	.58[d]	.57	.39	.23	.14	.14
Ratio of net investment income to average net assets	1.01[d]	.37	.01	.00[c]	.00[c]	.00[c]
Net Assets, end of period ($ x 1,000)	145,578	196,347	148,659	152,576	125,621	127,944

a Amount represents less than $.001 per share.

b Not annualized.

c Amount represents less than .01%.

d Annualized.

See notes to financial statements.

11

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Government Money Market Portfolio (the “fund”) is a separate diversified series of Dreyfus Variable Investment Fund (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The fund’s investment objective is to seek as high a level of current income as is consistent with the preservaton of capital and the maintenance of liquidity. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold without a sales charge.

The fund operates as a “government money market fund” as that term is defined in Rule 2a-7 under the Act. It is the fund’s policy to maintain a constant net asset value (“NAV”) per share of $1.00 and the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a constant NAV per share of $1.00.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

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(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 under the Act. If amortized cost is determined not to approximate market value, the fair value of the portfolio securities will be determined by procedures established by and under the general supervision of the Board.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of June 30, 2018 in valuing the fund’s investments:

13

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Valuation Inputs	Short-Term Investments ($)†
Level 1 - Unadjusted Quoted Prices	—
Level 2 - Other Significant Observable Inputs	152,475,853
Level 3 - Significant Unobservable Inputs	–
Total	152,475,853

† See Statement of Investments for additional detailed categorizations.

At June 30, 2018, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and is recognized on the accrual basis. Realized gains and losses from securities transactions are recorded on the identified cost basis.

The fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by Dreyfus, subject to the seller’s agreement to repurchase and the fund’s agreement to resell such securities at a mutually agreed upon price. Pursuant to the terms of the repurchase agreement, such securities must have an aggregate market value greater than or equal to the terms of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains its right to sell the underlying securities at market value and may claim any resulting loss against the seller. The collateral is held on behalf of the fund by the tri-party administrator with respect to any tri-party agreement. The fund may also jointly enter into one or more repurchase agreements with other Dreyfus-managed funds in accordance with an exemptive order granted by the SEC pursuant to section 17(d) and Rule 17d-1 under the Act. Any joint repurchase agreements must be collateralized fully by U.S. Government securities.

(c) Dividends and distributions to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by

14

capital loss carryovers, it is the policy of the fund not to distribute such gains.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2018, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended June 30, 2018, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended December 31, 2017 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2017 was all ordinary income. The tax character of current year distributions will be determined at the end of the current fiscal year.

At June 30, 2018, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2―Investment Adivsory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .50% of the value of the fund’s average daily net assets and is payable monthly.

(b) The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended June 30, 2018, the fund was

15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

charged $187 for transfer agency services and $15 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were offset by earnings credits of $15.

The fund compensates The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended June 30, 2018, the fund was charged $2,719 pursuant to the custody agreement. These fees were partially offset by earnings credits of $2,009.

During the period ended June 30, 2018, the fund was charged $6,320 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $72,053, custodian fees $1,465, Chief Compliance Officer fees $6,320 and transfer agency fees $339.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

16

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on February 14-15, 2018, the Board considered the renewal of the fund’s Investment Advisory Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2017, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be

17

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

applicable to the fund and comparison funds. The Board discussed with representatives of Dreyfus and/or its affiliates the results of the comparisons and considered that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods, except for the ten-year period when it was at the medians. The Board considered the relative proximity of the fund’s performance to the Performance Universe median in certain periods when performance was below median.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that: the fund’s contractual management fee was above the Expense Group median and the fund’s actual management fee and total expenses were above the Expense Group and Expense Universe medians.

Dreyfus representatives reviewed with the Board the management or investment advisory fees paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund (the “Similar Funds”), and explained the nature of the Similar Funds. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund (which was zero) and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives also stated that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

18

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

• The Board expressed concern about the fund’s performance and agreed to closely monitor performance.

• The Board concluded that the fee paid to Dreyfus continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of Dreyfus and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance measures; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other Dreyfus funds that the Board oversees, during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other Dreyfus funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

19

NOTES

20

NOTES

21

For More Information

Dreyfus Variable Investment Fund, Government Money Market Portfolio

200 Park Avenue
New York, NY 10166

Investment Adviser

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Telephone 1-800-258-4260 or 1-800-258-4261

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
Attn: Institutional Services Department

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund will disclose daily, on www.dreyfus.com, the fund’s complete schedule of holdings as of the end of the previous business day. The schedule of holdings will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the date of the posted holdings.

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330 for information).

Information regarding how the fund voted proxies related to portfolio securities for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2018 MBSC Securities Corporation 0117SA0618

Dreyfus Variable Investment Fund, Growth and Income Portfolio

SEMIANNUAL REPORT June 30, 2018

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Variable Investment Fund, Growth and Income Portfolio	The Fund

A LETTER FROM THE PRESIDENT OF DREYFUS

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Variable Investment Fund, Growth and Income Portfolio, covering the six-month period from January 1, 2018 through June 30, 2018. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Volatility returned to the financial markets over the first half of 2018. Although stocks set a series of new record highs in January amid growing corporate earnings, reduced corporate tax rates and synchronized global economic growth, investors later grew nervous about rising interest rates, renewed inflationary pressures, escalating geopolitical tensions and the prospects of more protectionist U.S. trade policies. Consequently, U.S. stocks produced mildly positive returns over the reporting period. Meanwhile, bonds typically lost a degree of value over the first six months of the year due to rising interest rates and inflation concerns.

Despite the return of heightened market volatility, we believe that underlying market fundamentals remain sound. Ongoing economic growth, robust labor markets, rising corporate earnings and strong consumer and business confidence seem likely to support stock and corporate bond prices over the months ahead. Monetary policymakers have indicated that short-term interest rates probably will rise further, but U.S. government bond prices may already reflect those expectations. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris
President
The Dreyfus Corporation
July 16, 2018

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from January 1, 2018 through June 30, 2018, as provided by John Bailer and Elizabeth Slover, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended June 30, 2018, Dreyfus Variable Investment Fund, Growth and Income Portfolio’s Initial shares achieved a total return of 4.60%, and its Service shares achieved a total return of 4.46%.1 In comparison, the fund’s benchmark, the S&P 500® Index (the “Index”), produced a total return of 2.65% for the same period.2

U.S. stocks posted mild gains during the reporting period amid sustained economic growth, intensifying inflationary pressures, and international trade tensions. The fund outperformed the Index largely due to favorable security selections in the health care, information technology, consumer staples, industrials, and energy sectors.

The Fund’s Investment Approach

The fund seeks long-term capital growth, current income, and growth of income consistent with reasonable investment risk. To pursue its goal, the fund normally invests primarily in stocks of domestic and foreign issuers. We seek to create a portfolio that includes a blend of growth and dividend-paying stocks, as well as other investments that provide income. We choose stocks through a disciplined investment process that combines computer-modeling techniques, “bottom-up” fundamental analysis, and risk management. The investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics similar to those of the Index.

In selecting securities, we seek companies that possess some or all of the following characteristics: growth of earnings potential; operating margin improvement; revenue growth prospects; business improvement; good business fundamentals; dividend yield consistent with the fund’s strategy pertaining to income; value, or how a stock is priced relative to its perceived intrinsic worth; and healthy financial profile, which measures the financial well-being of the company.

The fund may use listed equity options to seek to enhance and/or mitigate risk. The fund will engage in “covered” option transactions where the fund has in its possession, for the duration of the strategy, the underlying physical asset or cash to satisfy any obligation the fund may have with respect to the option strategy.

Stocks Fluctuated Amid Uncertainty

A growing U.S. economy and business-friendly tax reforms drove U.S. stocks sharply higher in January 2018. However, stocks soon reversed course and volatility soared in response to rising wage pressures, which signaled a possible acceleration of inflation. Although the market recovered as these concerns eased, escalating political rhetoric regarding more protectionist U.S. trade policies soon sparked additional volatility.

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Positive U.S. economic data continued to accrue during the second quarter of 2018. Stocks gradually recouped previously lost ground, but the market’s advance was constrained by concerns about U.S. tariffs on steel and aluminum imports, which were followed by retaliation from trading partners who threatened higher tariffs on a variety of U.S. exports. The industrials and materials sectors were hit particularly hard by escalating trade tensions. Some of the more interest rate-sensitive industry groups—such as the telecommunication services, consumer staples, and financials sectors—also trailed market averages. In contrast, information technology and consumer discretionary stocks fared relatively well.

Individual Stock Selections Drove Fund Outperformance

The fund’s stock selection strategy proved effective across a variety of industry groups. In the health care sector, the fund benefited from underweighted exposure to pharmaceutical and biotechnology companies vulnerable to pricing pressures. Instead, we focused on stronger-performing equipment and supply companies, such as IDEXX Laboratories, ABIOMED, Boston Scientific, and Becton Dickinson, as well as health care providers, such as WellCare Health Plans and UnitedHealth Group. Top performers in the information technology sector included software developers Fortinet and ServiceNow, Internet companies Twilio and Alphabet, and communications equipment makers Cisco Systems and Palo Alto Networks. Returns from consumer staples holdings benefited from underweighted positions in relatively weak tobacco and household products companies and overweighted exposure to food producer Kellogg. Among industrials companies, the fund deemphasized weaker-performing conglomerates, focusing instead on defense contractors such as Raytheon. In the energy sector, holdings leveraged to rising oil prices bolstered returns, including refiner Valero Energy and exploration-and-production company Hess Corporation. Overweighted exposure to Internet retailing giant Wayfair, Inc. also contributed positively to the fund’s relative performance.

On the other hand, the fund lagged the Index in the consumer discretionary sector, largely due to disappointing returns from discount retailer Dollar Tree. Other notable disappointments included asset management firm Ameriprise Financial and cable services provider Charter Communications.

Positioned for Further Gains

Despite rising interest rates and ongoing trade tensions, we believe the robust economy and lower corporate tax rates set the stage for stock market advances over the second half of 2018. Therefore, we have emphasized growth-oriented stocks in the information technology sector, and the fund holds mildly overweight exposure to industrials, energy and

4

telecommunication services stocks. In contrast, the fund holds underweighted exposure to the consumer staples, real estate, utilities and health care sectors.

July 16, 2018

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.

2 Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid, and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund’s other investments.

The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals. The investment objective and policies of Dreyfus Variable Investment Fund, Growth and Income Portfolio made available through insurance products may be similar to those of other funds managed or advised by Dreyfus. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund.

5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Variable Investment Fund, Growth and Income Portfolio from January 1, 2018 to June 30, 2018. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended June 30, 2018
	Initial Shares	Service Shares
Expenses paid per $1,000†	$4.67	$5.93
Ending value (after expenses)	$1,046.00	$1,044.60

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended June 30, 2018
	Initial Shares	Service Shares
Expenses paid per $1,000†	$4.61	$5.86
Ending value (after expenses)	$1,020.23	$1,018.99

† Expenses are equal to the fund’s annualized expense ratio of .92% for Initial shares and 1.17% for Service shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

June 30, 2018 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 99.4%
Automobiles & Components - 1.5%
Aptiv	4,230		387,595
General Motors	9,722		383,047
Tesla	1,446	[a,b]	495,906
			1,266,548
Banks - 8.4%
Bank of America	50,332		1,418,859
BB&T	18,110		913,468
Citigroup	10,120		677,230
JPMorgan Chase & Co.	18,032		1,878,934
PNC Financial Services Group	4,118		556,342
SunTrust Banks	6,020		397,440
U.S. Bancorp	8,328		416,567
Wells Fargo & Co.	16,578		919,084
			7,177,924
Capital Goods - 7.1%
Dover	2,646		193,687
Fortive	8,613		664,148
Harris	1,358		196,285
Honeywell International	9,176		1,321,803
L3 Technologies	2,269		436,374
PACCAR	7,012		434,464
Quanta Services	9,906	[b]	330,860
Raytheon	5,404		1,043,945
United Technologies	11,971		1,496,734
			6,118,300
Commercial & Professional Services - 1.1%
Cintas	2,529		468,042
CoStar Group	1,150	[b]	474,524
			942,566
Consumer Durables & Apparel - .4%
PVH	2,264		338,966
Consumer Services - 1.4%
Chipotle Mexican Grill	731	[b]	315,331
Las Vegas Sands	11,308		863,479
			1,178,810
Diversified Financials - 5.2%
Ameriprise Financial	5,285		739,266
Berkshire Hathaway, Cl. B	9,621	[b]	1,795,760
Capital One Financial	2,209		203,007
Goldman Sachs Group	2,019		445,331
Morgan Stanley	8,514		403,564

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 99.4% (continued)
Diversified Financials - 5.2% (continued)
Raymond James Financial	3,173		283,508
Voya Financial	11,618	[a]	546,046
			4,416,482
Energy - 6.9%
Anadarko Petroleum	10,556		773,227
Andeavor	3,576		469,100
Apergy	6,913		288,618
EOG Resources	1,726		214,766
Hess	6,922		463,013
Marathon Petroleum	10,420		731,067
Occidental Petroleum	13,125		1,098,300
Phillips 66	7,010		787,293
Schlumberger	4,258		285,414
Valero Energy	6,878		762,289
			5,873,087
Exchange-Traded Funds - .5%
iShares Russell 1000 Value ETF	3,452		419,004
Food & Staples Retailing - 1.0%
Costco Wholesale	2,339		488,804
CVS Health	6,247		401,994
			890,798
Food, Beverage & Tobacco - 4.0%
Coca-Cola	4,513		197,940
Coca-Cola European Partners	5,030		204,419
Conagra Brands	13,936		497,933
Kellogg	13,257	[a]	926,267
Kraft Heinz	9,728		611,113
Monster Beverage	3,992	[b]	228,742
PepsiCo	7,359		801,174
			3,467,588
Health Care Equipment & Services - 7.9%
Abbott Laboratories	6,527		398,082
ABIOMED	1,214	[b]	496,587
Becton Dickinson & Co.	3,299		790,308
Boston Scientific	22,318	[b]	729,799
Edwards Lifesciences	3,155	[b]	459,274
Humana	1,419		422,337
IDEXX Laboratories	2,561	[b]	558,144
McKesson	1,385		184,759
Quest Diagnostics	3,221		354,117
UnitedHealth Group	7,077		1,736,271
WellCare Health Plans	2,446	[b]	602,303
			6,731,981

8

Description	Shares		Value ($)
Common Stocks - 99.4% (continued)
Insurance - 2.3%
American International Group	9,550		506,341
Assurant	2,976		307,986
Hartford Financial Services Group	7,923		405,103
Progressive	12,383		732,454
			1,951,884
Materials - 5.5%
CF Industries Holdings	15,990		709,956
DowDuPont	12,538		826,505
Freeport-McMoRan	47,043		811,962
Martin Marietta Materials	2,812		628,004
Mosaic	11,162		313,094
Praxair	4,759		752,636
Vulcan Materials	4,906		633,168
			4,675,325
Media - 1.0%
Comcast, Cl. A	12,372		405,925
Omnicom Group	6,282	[a]	479,128
			885,053
Pharmaceuticals, Biotechnology & Life Sciences - 4.4%
Biogen	1,014	[b]	294,303
BioMarin Pharmaceutical	2,688	[b]	253,210
Merck & Co.	15,850		962,095
Neurocrine Biosciences	4,160	[a,b]	408,678
Pfizer	23,262		843,945
Vertex Pharmaceuticals	2,711	[b]	460,762
Zoetis	6,817		580,740
			3,803,733
Real Estate - 1.3%
Lamar Advertising, Cl. A	7,816	[c]	533,911
Outfront Media	17,848	[c]	347,144
Uniti Group	9,954	[a,c]	199,379
			1,080,434
Retailing - 5.9%
Amazon.com	1,722	[b]	2,927,056
Home Depot	5,272		1,028,567
O'Reilly Automotive	2,342	[b]	640,701
Wayfair, Cl. A	4,185	[a,b]	497,011
			5,093,335
Semiconductors & Semiconductor Equipment - 4.0%
Broadcom	5,061		1,228,001
Microchip Technology		[a]	0
NVIDIA	3,773		893,824
QUALCOMM	4,380		245,806

9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 99.4% (continued)
Semiconductors & Semiconductor Equipment - 4.0% (continued)
Texas Instruments	9,301		1,025,435
			3,393,066
Software & Services - 16.3%
Activision Blizzard	9,144		697,870
Alphabet, Cl. C	1,309	[b]	1,460,386
Facebook, Cl. A	11,310	[b]	2,197,759
FleetCor Technologies	2,095	[b]	441,312
Fortinet	5,405	[b]	337,434
HubSpot	2,292	[b]	287,417
International Business Machines	11,281		1,575,956
Microsoft	21,663		2,136,188
Oracle	9,177		404,339
PayPal Holdings	9,120	[b]	759,422
salesforce.com	5,594	[b]	763,022
ServiceNow	2,743	[b]	473,085
Splunk	3,290	[b]	326,072
Square, Cl. A	6,340	[a,b]	390,798
Teradata	8,458	[a,b]	339,589
Twilio, Cl. A	5,514	[b]	308,894
Visa, Cl. A	8,014		1,061,454
			13,960,997
Technology Hardware & Equipment - 6.1%
Apple	17,194		3,182,781
Cisco Systems	31,051		1,336,125
Palo Alto Networks	2,494	[b]	512,442
Xerox	6,711		161,064
			5,192,412
Telecommunication Services - 4.5%
AT&T	35,060		1,125,777
T-Mobile US	8,662	[b]	517,554
Verizon Communications	43,859		2,206,546
			3,849,877
Transportation - 1.7%
Delta Air Lines	11,390		564,261
Union Pacific	6,023		853,339
			1,417,600
Utilities - 1.0%
FirstEnergy	15,797	[a]	567,270
PPL	10,868		310,281
			877,551
Total Common Stocks (cost $63,472,693)			85,003,321

10

Description	7-Day Yield (%)	Shares		Value ($)
Other Investment - .7%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $603,731)	1.83	603,731	[d]	603,731

Investment of Cash Collateral for Securities Loaned - 1.4%
Registered Investment Company;
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares (cost $1,188,932)	1.85	1,188,932	[d]	1,188,932
Total Investments (cost $65,265,356)		101.5%		86,795,984
Liabilities, Less Cash and Receivables		(1.5%)		(1,273,882)
Net Assets		100.0%		85,522,102

ETF—Exchange-Traded Fund

a Security, or portion thereof, on loan. At June 30, 2018, the value of the fund’s securities on loan was $4,420,685 and the value of the collateral held by the fund was $4,780,341, consisting of cash collateral of $1,188,932 and U.S. Government & Agency securities valued at $3,591,409.

b Non-income producing security.

c Investment in real estate investment trust.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the respective investment company’s prospectus.

11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Portfolio Summary (Unaudited) †	Value (%)
Software & Services	16.3
Banks	8.4
Health Care Equipment & Services	7.9
Capital Goods	7.1
Energy	6.9
Technology Hardware & Equipment	6.1
Retailing	5.9
Materials	5.5
Diversified Financials	5.2
Telecommunication Services	4.5
Pharmaceuticals, Biotechnology & Life Sciences	4.4
Food, Beverage & Tobacco	4.0
Semiconductors & Semiconductor Equipment	4.0
Insurance	2.3
Money Market Investments	2.1
Transportation	1.7
Automobiles & Components	1.5
Consumer Services	1.4
Real Estate	1.3
Commercial & Professional Services	1.1
Food & Staples Retailing	1.0
Media	1.0
Utilities	1.0
Exchange-Traded Funds	.5
Consumer Durables & Apparel	.4
101.5

† Based on net assets.

See notes to financial statements.

12

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Registered Investment Companies	Value 12/31/17 ($)	Purchases ($)	Sales ($)	Value 6/30/18 ($)	Net Assets (%)	Dividends/ Distributions ($)
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	2,023,897	7,541,765	8,376,730	1,188,932	1.4	—
Dreyfus Institutional Preferred Government Plus Money Market Fund	439,494	11,182,224	11,017,987	603,731.7		5,534
Total	2,463,391	18,723,989	19,394,717	1,792,663	2.1	5,534

See notes to financial statements.

13

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2018 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $4,420,685)—Note 1(b):
Unaffiliated issuers	63,472,693	85,003,321
Affiliated issuers	1,792,663	1,792,663
Cash		8,326
Receivable for investment securities sold		516,576
Dividends and securities lending income receivable		43,377
Prepaid expenses		1,425
		87,365,688
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		66,214
Liability for securities on loan—Note 1(b)		1,188,932
Payable for investment securities purchased		507,499
Payable for shares of Beneficial Interest redeemed		55,097
Trustees fees and expenses payable		524
Accrued expenses		25,320
		1,843,586
Net Assets ($)		85,522,102
Composition of Net Assets ($):
Paid-in capital		59,736,321
Accumulated undistributed investment income—net		123,161
Accumulated net realized gain (loss) on investments		4,131,992
Accumulated net unrealized appreciation (depreciation) on investments		21,530,628
Net Assets ($)		85,522,102

Net Asset Value Per Share	Initial Shares	Service Shares
Net Assets ($)	80,609,752	4,912,350
Shares Outstanding	2,610,015	158,806
Net Asset Value Per Share ($)	30.88	30.93

See notes to financial statements.

14

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2018 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	752,676
Affiliated issuers	5,534
Income from securities lending—Note 1(b)	6,017
Total Income	764,227
Expenses:
Investment advisory fee—Note 3(a)	323,255
Professional fees	43,754
Distribution fees—Note 3(b)	6,275
Prospectus and shareholders’ reports	6,153
Custodian fees—Note 3(b)	4,670
Trustees’ fees and expenses—Note 3(c)	3,857
Loan commitment fees—Note 2	1,005
Shareholder servicing costs—Note 3(b)	370
Miscellaneous	15,255
Total Expenses	404,594
Less—reduction in fees due to earnings credits—Note 3(b)	(31)
Net Expenses	404,563
Investment Income—Net	359,664
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	4,535,000
Net unrealized appreciation (depreciation) on investments	(1,031,837)
Net Realized and Unrealized Gain (Loss) on Investments	3,503,163
Net Increase in Net Assets Resulting from Operations	3,862,827

See notes to financial statements.

15

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Operations ($):
Investment income—net	359,664	693,408
Net realized gain (loss) on investments	4,535,000	7,904,298
Net unrealized appreciation (depreciation) on investments	(1,031,837)	6,378,459
Net Increase (Decrease) in Net Assets Resulting from Operations	3,862,827	14,976,165
Distributions to Shareholders from ($):
Investment income—net:
Initial Shares	(327,492)	(575,664)
Service Shares	(13,601)	(26,116)
Net realized gain on investments:
Initial Shares	(7,425,461)	(3,384,893)
Service Shares	(452,886)	(241,113)
Total Distributions	(8,219,440)	(4,227,786)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial Shares	1,037,922	3,050,148
Service Shares	11,106	267,978
Distributions reinvested:
Initial Shares	7,752,953	3,960,557
Service Shares	466,487	267,229
Cost of shares redeemed:
Initial Shares	(6,144,005)	(9,798,754)
Service Shares	(622,038)	(1,199,596)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	2,502,425	(3,452,438)
Total Increase (Decrease) in Net Assets	(1,854,188)	7,295,941
Net Assets ($):
Beginning of Period	87,376,290	80,080,349
End of Period	85,522,102	87,376,290
Undistributed investment income—net	123,161	104,590
Capital Share Transactions (Shares):
Initial Shares
Shares sold	32,257	100,546
Shares issued for distributions reinvested	263,469	135,968
Shares redeemed	(194,080)	(324,338)
Net Increase (Decrease) in Shares Outstanding	101,646	(87,824)
Service Shares
Shares sold	360	8,785
Shares issued for distributions reinvested	15,831	9,184
Shares redeemed	(19,339)	(39,159)
Net Increase (Decrease) in Shares Outstanding	(3,148)	(21,190)

See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts. These figures have been derived from the fund’s financial statements.

Six Months Ended
June 30, 2018		Year Ended December 31,
Initial Shares	(Unaudited)	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	32.72	28.81	29.98	32.68	29.92	22.07
Investment Operations:
Investment income—net[a]	.14	.26	.33	.26	.24	.23
Net realized and unrealized gain (loss) on investments	1.19	5.22	2.27	.28	2.77	7.86
Total from Investment Operations	1.33	5.48	2.60	.54	3.01	8.09
Distributions:
Dividends from investment income—net	(.13)	(.23)	(.34)	(.27)	(.25)	(.24)
Dividends from net realized gain on investments	(3.04)	(1.34)	(3.43)	(2.97)	–	–
Total Distributions	(3.17)	(1.57)	(3.77)	(3.24)	(.25)	(.24)
Net asset value, end of period	30.88	32.72	28.81	29.98	32.68	29.92
Total Return (%)	4.60[b]	19.71	10.04	1.59	10.07	36.78
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.92[c]	.90	.90	.88	.87	.89
Ratio of net expenses to average net assets	.92[c]	.90	.90	.88	.87	.89
Ratio of net investment income to average net assets	.85[c]	.85	1.17	.84	.78	.91
Portfolio Turnover Rate	35.63[b]	61.00	64.41	62.03	51.99	50.46
Net Assets, end of period ($ x 1,000)	80,610	82,070	74,797	78,296	85,534	84,479

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

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FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
June 30, 2018		Year Ended December 31,
Service Shares	(Unaudited)	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	32.76	28.85	30.01	32.71	29.94	22.09
Investment Operations:
Investment income—net[a]	.09	.18	.25	.18	.16	.17
Net realized and unrealized gain (loss) on investments	1.21	5.22	2.29	.27	2.78	7.85
Total from Investment Operations	1.30	5.40	2.54	.45	2.94	8.02
Distributions:
Dividends from investment income—net	(.09)	(.15)	(.27)	(.18)	(.17)	(.17)
Dividends from net realized gain on investments	(3.04)	(1.34)	(3.43)	(2.97)	–	–
Total Distributions	(3.13)	(1.49)	(3.70)	(3.15)	(.17)	(.17)
Net asset value, end of period	30.93	32.76	28.85	30.01	32.71	29.94
Total Return (%)	4.46[b]	19.38	9.78	1.32	9.83	36.43
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.17[c]	1.15	1.15	1.13	1.12	1.14
Ratio of net expenses to average net assets	1.17[c]	1.15	1.15	1.13	1.12	1.14
Ratio of net investment income to average net assets	.60[c]	.60	.92	.59	.52	.65
Portfolio Turnover Rate	35.63[b]	61.00	64.41	62.03	51.99	50.46
Net Assets, end of period ($ x 1,000)	4,912	5,306	5,283	5,739	7,162	8,051

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Growth and Income Portfolio (the “fund”) is a separate non-diversified series of Dreyfus Variable Investment Fund (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The fund’s investment objective is to seek long-term capital growth, current income and growth of income consistent with reasonable investment risk. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the Distribution Plan, and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of

20

the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of June 30, 2018 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2-Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—Domestic Common Stocks†	84,379,898	–	–	84,379,898

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

	Level 1-Unadjusted Quoted Prices	Level 2-Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Equity Securities—Foreign Common Stocks†	204,419	–	–	204,419
Exchange-Traded Funds	419,004	–	–	419,004
Registered Investment Companies	1,792,663	–	–	1,792,663

†  See Statement of Investments for additional detailed categorizations.

At June 30, 2018, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended June 30, 2018, The Bank of New York Mellon earned $1,218 from lending portfolio securities, pursuant to the securities lending agreement.

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(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act.

(d) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2018, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended June 30, 2018, the fund did not incur any interest or penalties.

Each tax year in the three year period ended December 31, 2017 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2017 was as follows: ordinary income $601,780 and long-term capital gains $3,626,006. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $830 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

During the period ended June 30, 2018, the fund did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing its shares, for servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares. The Distribution Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Distribution Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2018, Service shares were charged $6,275 pursuant to the Distribution Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended June 30, 2018, the fund was charged $211 for transfer agency services and $31 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were offset by earnings credits of $31.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended June 30, 2018, the fund was charged $4,670 pursuant to the custody agreement.

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During the period ended June 30, 2018, the fund was charged $6,320 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $53,711, Distribution Plan fees $1,031, custodian fees $5,000, Chief Compliance Officer fees $6,320 and transfer agency fees $152.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2018, amounted to $30,627,676 and $36,182,071, respectively.

At June 30, 2018, accumulated net unrealized appreciation on investments was $21,530,628, consisting of $22,657,766 gross unrealized appreciation and $1,127,138 gross unrealized depreciation.

At June 30, 2018, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

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INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on February 14-15, 2018, the Board considered the renewal of the fund’s Investment Advisory Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures. Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2017, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

26

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. They also considered that performance generally should be considered over longer periods of time, although it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect disproportionately long-term performance. The Board discussed with representatives of Dreyfus and/or its affiliates the results of the comparisons and considered that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods, except for the five-year period when it was above the Performance Group and Performance Universe medians and the ten-year period when it was at the Performance Group median and above the Performance Universe median. The Board considered the relative proximity of the fund’s performance to the Performance Group and/or Performance Universe median in certain periods when performance was below median. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was considered that the fund’s returns were above the returns of the index in five of the ten calendar years shown.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that: the fund’s contractual management fee was above the Expense Group median and the fund’s actual management fee and total expenses were above the Expense Group and Expense Universe medians.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.

27

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also stated that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

• The Board expressed concern with the fund’s performance in recent periods and agreed to closely monitor performance.

• The Board concluded that the fee paid to Dreyfus continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of Dreyfus and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and

28

regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other Dreyfus funds that the Board oversees, during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other Dreyfus funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

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For More Information

Dreyfus Variable Investment Fund, Growth and Income Portfolio

200 Park Avenue
New York, NY 10166

Investment Adviser

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Telephone 1-800-258-4260 or 1-800-258-4261

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Institutional Services Department

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

© 2018 MBSC Securities Corporation 0108SA0618

Dreyfus Variable Investment Fund, International Equity Portfolio

SEMIANNUAL REPORT June 30, 2018

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Variable Investment Fund, International Equity Portfolio	The Fund

A LETTER FROM THE PRESIDENT OF DREYFUS

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Variable Investment Fund, International Equity Portfolio, covering the six-month period from January 1, 2018 through June 30, 2018. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Volatility returned to the financial markets over the first half of 2018. Although stocks set a series of new record highs in January amid growing corporate earnings, reduced corporate tax rates and synchronized global economic growth, investors later grew nervous about rising interest rates, renewed inflationary pressures, escalating geopolitical tensions and the prospects of more protectionist U.S. trade policies. Consequently, U.S. stocks produced mildly positive returns over the reporting period. Meanwhile, bonds typically lost a degree of value over the first six months of the year due to rising interest rates and inflation concerns.

Despite the return of heightened market volatility, we believe that underlying market fundamentals remain sound. Ongoing economic growth, robust labor markets, rising corporate earnings and strong consumer and business confidence seem likely to support stock and corporate bond prices over the months ahead. Monetary policymakers have indicated that short-term interest rates probably will rise further, but U.S. government bond prices may already reflect those expectations. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris
President
The Dreyfus Corporation
July 16, 2018

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DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from January 1, 2018 through June 30, 2018, as provided by the fund’s primary portfolio managers, Paul Markham, Jeff Munroe, and Yuko Takano of Newton Investment Management (North America) Limited, Sub-Investment Adviser

Market and Fund Performance Overview

For the six-month period ended June 30, 2018, Dreyfus Variable Investment Fund, International Equity Portfolio’s Initial Shares produced a total return of -3.74%, and its Service Shares produced a total return of -3.85%.1 This compares with a -2.75% return produced by the fund’s benchmark, the MSCI EAFE Index (the “Index”), for the same period.2

International equities lost value over the reporting period amid rising interest rates and more protectionist U.S. trade policies. Shortfalls in the health care and utilities sectors dampened the fund’s results compared to the Index.

The Fund’s Investment Approach

The fund seeks capital growth by investing at least 80% of its net assets in stocks of foreign companies.

The process of seeking investment ideas takes place within the framework of Newton’s global investment themes. These themes are based on observable economic, industrial, or social trends that we believe will affect markets, industries, or companies globally, and so help to identify areas of investment opportunity and risk. As of the end of the reporting period, such themes included debt burden, which asserts that certain economies and institutions need to reduce their budget deficits and debt obligations, which jeopardizes their economic prospects (and provided the rationale for the portfolio’s underweighted exposure during the reporting period to the financials sector). Elsewhere, our net effects theme identifies the investment opportunities and challenges inherent in an interconnected world.

When choosing stocks, we consider trends in economic variables, such as gross domestic product, inflation, and interest rates; investment themes; the relative values of equities, bonds, and cash; company fundamentals; and long-term trends in currency movements. Within markets and sectors determined to be relatively attractive, we seek what we believe are attractively priced companies that possess a sustainable competitive advantage in their market or sector. Securities are generally sold when themes or strategies change, when we determine that the company’s prospects have changed, or when a stock reaches what we determine to be a full valuation.

Rising Volatility Amid Political Worries

The first quarter of 2018 witnessed the return of volatility to international stock markets. Equities came under pressure towards the end of January in an environment of rising government-bond yields. Following a brief period of stabilization, equity markets again succumbed to downward pressures, this time due to the Trump administration’s move to impose tariffs on aluminum and steel imports.

The second quarter of the year was equally volatile as President Trump stepped up his protectionist rhetoric on trade. Italy was another focus of investors’ attention when a constitutional crisis in May briefly roiled markets. Against this more febrile political backdrop, global macroeconomic conditions appeared somewhat less buoyant and synchronized than at the start of 2018.

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Security Selections Dampened Fund Results

The fund lagged the Index over the reporting period, mainly due to stock selection shortfalls in the health care and utilities sectors. An overweighted position in financial stocks and lack of exposure to utilities also detracted from relative performance.

A number of individual holdings proved disappointing. After we added French insurer AXA to the fund’s portfolio in January, investors reacted negatively to the announced acquisition of XL Catlin, the reinsurance and specialty commercial lines insurer. Deutsche Post reported mixed results due to weakness in its Post and Parcel division stemming from cost increases in Germany. Japanese industrial machinery producer Ebara also issued a disappointing set of results, as the company’s sales and profit margins were constrained by a delay in the oil-and-gas-related recovery. Rising bond yields proved detrimental to U.K.-based wireless carrier Vodafone Group owing to the narrowing yield differences between sovereign bonds and the company’s dividend. The stock was also hurt by concerns surrounding the acquisition of assets from Liberty Global.

The fund achieved better results from the information technology, consumer staples, and real estate sectors. In addition, Japan yielded a number of top performers. Information technology staffing business TechnoPro Holdings gained momentum amid favorable labor-market conditions. Meanwhile, pharmacy operator Sugi Holdings fared well by demonstrating its execution capabilities as medical costs increased. Finally, Holland-based publisher Wolters Kluwer moved higher after exhibiting better-than-expected organic sales growth.

Finding Opportunities in Volatile Markets

As of midyear, interest rates were rising, debt burdens remain high, and equity valuations were elevated, leaving little margin for error in the appraisal of risks versus prospective rewards. However, more volatile market conditions may provide greater opportunities as well as elevated risks. We intend to continue to invest in companies where we anticipate growth expectations will be achieved and where valuations are reflective of the wider environment. We have identified an ample number of opportunities meeting our criteria in the financials and information technology sectors, but relatively few in the materials, utilities, and health care sectors.

July 16, 2018

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.

2 Source: Lipper Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social, and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability, and differing auditing and legal standards. These risks are enhanced in emerging-market countries.

The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals. The investment objective and policies of Dreyfus Variable Investment Fund, International Equity Portfolio made available through insurance products may be similar to those of other funds managed or advised by Dreyfus. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund.

4

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Variable Investment Fund, International Equity Portfolio from January 1, 2018 to June 30, 2018. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended June 30, 2018
	Initial Shares	Service Shares
Expenses paid per $1,000†	$6.67	$7.88
Ending value (after expenses)	$962.60	$961.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended June 30, 2018
	Initial Shares	Service Shares
Expenses paid per $1,000†	$6.85	$8.10
Ending value (after expenses)	$1,018.00	$1,016.76

† Expenses are equal to the fund’s annualized expense ratio of 1.37% for Initial shares and 1.62% for Service shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

5

STATEMENT OF INVESTMENTS

June 30, 2018 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 97.6%
Australia - .9%
Dexus	44,672		321,008
China - 1.0%
Baidu, ADR	1,359	[a]	330,237
France - 7.0%
AXA	23,446		575,396
BNP Paribas	11,750		729,855
Total	9,012		549,470
Vivendi	20,542		503,768
			2,358,489
Georgia - .8%
TBC Bank Group	11,716		269,970
Germany - 8.0%
Deutsche Post	10,123		330,652
Deutsche Wohnen-BR	5,156		249,277
Hella KGaA & Co.	9,595		537,843
Infineon Technologies	20,732		528,523
LEG Immobilien	4,366		474,580
SAP	5,042		582,623
			2,703,498
Hong Kong - 3.7%
AIA Group	106,000		926,838
Man Wah Holdings	405,200		318,144
			1,244,982
India - 1.7%
HDFC Bank, ADR	5,559		583,806
Ireland - 3.8%
AIB Group	100,960		548,241
CRH	20,529		724,741
			1,272,982
Japan - 33.0%
Don Quijote Holdings	13,900		667,913
Ebara	19,800		616,095
FANUC	1,700		337,881
Invincible Investment	1,126		507,496
Japan Airlines	14,036		497,976
Japan Tobacco	25,800		721,230
M3	9,200		366,870
Macromill	13,600		334,733
Mitsubishi UFJ Financial Group	89,400		509,600
Recruit Holdings	19,805		548,454
Seven & i Holdings	7,900		344,713

6

Description	Shares		Value ($)
Common Stocks - 97.6% (continued)
Japan - 33.0% (continued)
Skylark	21,800		322,722
SoftBank Group	7,600		547,304
Sony	24,600		1,258,496
Sugi Holdings	12,000		694,757
Suntory Beverage & Food	7,200		307,601
Suzuki Motor	8,200		453,124
TechnoPro Holdings	21,300		1,310,148
Topcon	23,400		401,572
Yokogawa Electric	23,400		416,789
			11,165,474
Netherlands - 6.2%
Royal Dutch Shell, Cl. B	30,376		1,087,807
Wolters Kluwer	17,896		1,008,584
			2,096,391
Norway - 1.6%
DNB	27,528		538,436
Portugal - 1.0%
Galp Energia	18,401		351,018
South Korea - 1.6%
Samsung SDI	2,877		552,425
Switzerland - 9.9%
Credit Suisse Group	43,014	[a]	649,358
Ferguson	10,864		881,729
Novartis	9,017		685,449
Roche Holding	2,932		652,987
Zurich Insurance Group	1,627		483,188
			3,352,711
United Kingdom - 17.4%
Anglo American	14,651		327,700
Associated British Foods	12,636		456,598
Barclays	308,261		768,903
Diageo	10,456		375,617
GlaxoSmithKline	26,949		544,087
Prudential	25,680		587,842
RELX	16,591		353,884
Royal Bank of Scotland Group	347,168	[a]	1,173,385
Unilever	10,945		610,768
Vodafone Group	286,223		694,366
			5,893,150
Total Common Stocks (cost $30,066,344)			33,034,577

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Preferred Dividend Yield (%)
Preferred Stocks - 1.6%
Germany - 1.6%
Volkswagen (cost $506,635)	2.76	3,186		529,146
	7-Day Yield (%)
Other Investment - .4%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $155,110)	1.83	155,110	[b]	155,110
Total Investments (cost $30,728,089)		99.6%		33,718,833
Cash and Receivables (Net)		.4%		140,805
Net Assets		100.0%		33,859,638

ADR—American Depository Receipt

BR—Bearer Certificate

a Non-income producing security.

b Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the respective investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Financial	24.6
Consumer Goods	16.4
Consumer Services	15.1
Industrial	13.0
Technology	8.1
Health Care	6.8
Oil & Gas	5.9
Real Estate	4.6
Telecommunications	3.7
Basic Materials	1.0
Money Market Investment	.4
99.6

† Based on net assets.

See notes to financial statements.

8

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Registered Investment Company	Value 12/31/17($)	Purchases($)	Sales($)	Value 6/30/18($)	Net Assets(%)	Dividends/ Distributions($)
Dreyfus Institutional Preferred Government Plus Money Market Fund	161,206	4,558,243	4,564,339	155,110.4		4,546

See notes to financial statements.

9

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS June 30, 2018 (Unaudited)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
Citigroup
United States Dollar	1,430,265	British Pound	1,051,000	8/16/18	40,112
State Street Bank and Trust Co
Japanese Yen	20,330	United States Dollar	185	7/3/18	(1)
United States Dollar	3,120	Japanese Yen	344,250	7/2/18	11
Gross Unrealized Appreciation					40,123
Gross Unrealized Depreciation					(1)

See notes to financial statements.

10

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2018 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	30,572,979	33,563,723
Affiliated issuers	155,110	155,110
Cash		4,467
Cash denominated in foreign currency	16,933	16,858
Dividends receivable		149,981
Tax reclaim receivable		101,654
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		40,123
Prepaid expenses		534
		34,032,450
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		36,651
Payable for investment securities purchased		52,596
Payable for shares of Beneficial Interest redeemed		36,407
Trustees fees and expenses payable		107
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		1
Accrued expenses		47,050
		172,812
Net Assets ($)		33,859,638
Composition of Net Assets ($):
Paid-in capital		28,834,486
Accumulated undistributed investment income—net		233,995
Accumulated net realized gain (loss) on investments		1,764,283
Accumulated net unrealized appreciation (depreciation) on investments and foreign currency transactions		3,026,874
Net Assets ($)		33,859,638

Net Asset Value Per Share	Initial Shares	Service Shares
Net Assets ($)	26,947,951	6,911,687
Shares Outstanding	1,335,718	342,547
Net Asset Value Per Share ($)	20.17	20.18

See notes to financial statements.

11

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2018 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $56,631 foreign taxes withheld at source):
Unaffiliated issuers	574,848
Affiliated issuers	4,546
Total Income	579,394
Expenses:
Investment advisory fee—Note 3(a)	134,107
Professional fees	63,905
Prospectus and shareholders’ reports	17,367
Distribution fees—Note 3(b)	9,355
Custodian fees—Note 3(b)	7,989
Trustees’ fees and expenses—Note 3(c)	1,463
Loan commitment fees—Note 2	295
Shareholder servicing costs—Note 3(b)	166
Miscellaneous	19,824
Total Expenses	254,471
Less—reduction in fees due to earnings credits—Note 3(b)	(15)
Net Expenses	254,456
Investment Income—Net	324,938
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	1,903,443
Net realized gain (loss) on forward foreign currency exchange contracts	(138,820)
Net Realized Gain (Loss)	1,764,623
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	(3,446,385)
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	39,316
Net Unrealized Appreciation (Depreciation)	(3,407,069)
Net Realized and Unrealized Gain (Loss) on Investments	(1,642,446)
Net Increase from Payment by Affiliate	198
Net (Decrease) in Net Assets Resulting from Operations	(1,317,310)

See notes to financial statements.

12

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Operations ($):
Investment income—net	324,938	318,330
Net realized gain (loss) on investments	1,764,623	1,682,229
Net unrealized appreciation (depreciation) on investments	(3,407,069)	6,290,600
Net increase from payment by affiliate	198	4,470
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,317,310)	8,295,629
Distributions to Shareholders from ($):
Investment income—net:
Initial Shares	(343,225)	(280,462)
Service Shares	(73,009)	(61,227)
Total Distributions	(416,234)	(341,689)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial Shares	933,622	1,710,528
Service Shares	368,739	579,595
Distributions reinvested:
Initial Shares	343,225	280,462
Service Shares	73,009	61,227
Cost of shares redeemed:
Initial Shares	(1,982,182)	(3,712,719)
Service Shares	(939,829)	(2,104,373)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(1,203,416)	(3,185,280)
Total Increase (Decrease) in Net Assets	(2,936,960)	4,768,660
Net Assets ($):
Beginning of Period	36,796,598	32,027,938
End of Period	33,859,638	36,796,598
Undistributed investment income—net	233,995	325,291
Capital Share Transactions (Shares):
Initial Shares
Shares sold	44,321	89,932
Shares issued for distributions reinvested	16,383	15,783
Shares redeemed	(93,719)	(195,697)
Net Increase (Decrease) in Shares Outstanding	(33,015)	(89,982)
Service Shares
Shares sold	17,314	30,986
Shares issued for distributions reinvested	3,481	3,442
Shares redeemed	(44,437)	(111,339)
Net Increase (Decrease) in Shares Outstanding	(23,642)	(76,911)

See notes to financial statements.

13

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts. These figures have been derived from the fund’s financial statements.

	Six Months Ended
	June 30, 2018	Year Ended December 31,
Initial Shares	(Unaudited)	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	21.21	16.85	18.00	18.35	19.28	16.86
Investment Operations:
Investment income—net[a]	.20	.19	.22	.21	.46	.27
Net realized and unrealized gain (loss) on investments	(.98)	4.37	(1.23)	.07	(.96)	2.66
Total from Investment Operations	(.78)	4.56	(1.01)	.28	(.50)	2.93
Distributions:
Dividends from investment income—net	(.26)	(.20)	(.16)	(.63)	(.43)	(.51)
Payment by affiliate	.00[b,c]	.00[b,c]	.02[c]	-	-	-
Net asset value, end of period	20.17	21.21	16.85	18.00	18.35	19.28
Total Return (%)	(3.74)[c,d]	27.32[c]	(5.54)[c]	1.38	(2.65)	17.74
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.37[e]	1.14	1.17	1.14	1.08	1.11
Ratio of net expenses to average net assets	1.37[e]	1.14	1.17	1.14	1.08	1.11
Ratio of net investment income to average net assets	1.87[e]	.97	1.28	1.13	2.44	1.49
Portfolio Turnover Rate	17.29[d]	28.36	36.91	32.28	44.96	48.07
Net Assets, end of period ($ x 1,000)	26,948	29,037	24,574	28,330	29,731	32,192

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c In 2018, 2017 and 2016, the fund received proceeds from a class action settlement from The Bank of New York Mellon Corporation. In 2018 and 2017, this payment had no impact on total return. In 2016, the total return would have been (5.65%) had payment not been made by The Bank of New York Mellon Corporation.

d Not annualized.

e Annualized.

See notes to financial statements.

14

	Six Months Ended
	June 30, 2018	Year Ended December 31,
Service Shares	(Unaudited)	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	21.19	16.82	17.97	18.31	19.24	16.83
Investment Operations:
Investment income—net[a]	.17	.14	.18	.17	.42	.23
Net realized and unrealized gain (loss) on investments	(.98)	4.38	(1.24)	.07	(.97)	2.65
Total from Investment Operations	(.81)	4.52	(1.06)	.24	(.55)	2.88
Distributions:
Dividends from investment income—net	(.20)	(.15)	(.11)	(.58)	(.38)	(.47)
Payment by affiliate	.00[b,c]	.00[b,c]	.02[c]	-	-	-
Net asset value, end of period	20.18	21.19	16.82	17.97	18.31	19.24
Total Return (%)	(3.85)[c,d]	27.02[c]	(5.83)[c]	1.17	(2.90)	17.43
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.62[e]	1.39	1.42	1.39	1.33	1.36
Ratio of net expenses to average net assets	1.62[e]	1.39	1.42	1.39	1.33	1.36
Ratio of net investment income to average net assets	1.61[e]	.73	1.05	.90	2.22	1.24
Portfolio Turnover Rate	17.29[d]	28.36	36.91	32.28	44.96	48.07
Net Assets, end of period ($ x 1,000)	6,912	7,760	7,454	9,389	10,022	11,578

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c In 2018, 2017 and 2016, the fund received proceeds from a class action settlement from The Bank of New York Mellon Corporation. In 2018 and 2017, this payment had no impact on total return. In 2016, the total return would have been (5.94%) had payment not been made by The Bank of New York Mellon Corporation.

d Not annualized.

e Annualized.

See notes to financial statements.

15

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

International Equity Portfolio (the “fund”) is a separate non-diversified series of Dreyfus Variable Investment Fund (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The fund’s investment objective is to seek capital growth. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management (North America) Limited (“Newton”), a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the Distribution Plan, and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

16

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is

17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of June 30, 2018 in valuing the fund’s investments:

18

	Level 1- Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Foreign Common Stocks	33,034,577	-	-	33,034,577
Equity Securities - Foreign Preferred Stocks	529,146	-	-	529,146
Registered Investment Company	155,110	-	-	155,110
Forward Foreign Currency Exchange Contracts†	-	40,123	-	40,123
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts†	-	(1)	-	(1)

† Amount shown represents unrealized appreciation (depreciation) at period end.

At December 31, 2017, 34,865,793 of exchange traded foreign equity securities were classified within Level 2 of the fair value hierarchy pursuant to the fund’s fair valuation procedures. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and

19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2018, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended June 30, 2018, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended December 31, 2017 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2017 was as follows: ordinary income $341,689. The tax character of current year distributions will be determined at the end of the current fiscal year.

20

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $830 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended June 30, 2018, the fund did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

Pursuant to a sub-investment advisory agreement between Dreyfus and Newton, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the fund’s average daily net assets, computed at the following rates:

Average Net Assets

0 up to $100 million ....................................... .35%

$100 million up to $1 billion .......................... .30%

$1 billion up to $1.5 billion ............................ .26%

In excess of $1.5 billion .................................. .20%

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing its shares, for servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares. The Distribution Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Distribution Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2018, Service shares were charged $9,355 pursuant to the Distribution Plan.

21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended June 30, 2018, the fund was charged $103 for transfer agency services and $15 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were offset by earnings credits of $15.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended June 30, 2018, the fund was charged $7,989 pursuant to the custody agreement.

During the period ended June 30, 2018, the fund was charged $6,320 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $21,369, Distribution Plan fees $1,463, custodian fees $7,359, Chief Compliance Officer fees $6,320 and transfer agency fees $140.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(d) During the period ended June 30, 2018, the fund received proceeds of $198 from a class action settlement from BNY Mellon related to foreign exchange transactions.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended June 30, 2018, amounted to $6,093,545 and $7,493,474, respectively.

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Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended June 30, 2018 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at June 30, 2018 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are

23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At June 30, 2018, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	40,123	(1)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	40,123	(1)
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	40,123	(1)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of June 30, 2018:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	Assets ($)
Citigroup	40,112		-	-	40,112
State Street Bank and Trust Company	11		(1)	-	10
Total	40,123		(1)	-	40,122

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	Liabilities ($)
State Street Bank and Trust Company	(1)		1	-	-
Total	(1)		1	-	-

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

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The following summarizes the average market value of derivatives outstanding during the period ended June 30, 2018:

Average Market Value ($)
Forward contracts	1,580,736

At June 30, 2018, accumulated net unrealized appreciation on investments inclusive of derivative contracts was $3,030,866, consisting of $5,496,059 gross unrealized appreciation and $2,465,193 gross unrealized depreciation.

At June 30, 2018, the cost of investments inclusive of derivative contracts for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

25

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Trustees held on February 14-15, 2018, the Board considered the renewal of the fund’s Investment Advisory Agreement, pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which Newton Investment Management (North America) Limited (the “Subadviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and the Subadviser. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures, as well as Dreyfus’ supervisory activities over the Subadviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2017, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial

26

statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed with representatives of Dreyfus, its affiliates and/or the Subadviser the results of the comparisons and considered that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods. The Board considered the relative proximity of the fund’s performance to the Performance Group median in certain periods. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was considered that the fund’s returns were above the returns of the index in six of the ten calendar years shown.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that: the fund’s contractual management fee was at the Expense Group median, the fund’s actual management fee was slightly above the Expense Group and Expense Universe medians and the fund’s total expenses were above the Expense Group and Expense Universe medians.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Subadviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

The Board considered the fee to the Subadviser in relation to the fee paid to Dreyfus by the fund and the respective services provided by the Subadviser and Dreyfus. The Board also took into consideration that the Subadviser’s fee is paid by Dreyfus (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and

27

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by Dreyfus and the Subadviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since Dreyfus, and not the fund, pays the Subadviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Subadviser’s profitability to be relevant to its deliberations. Dreyfus representatives stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also stated that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus and the Subadviser are adequate and appropriate.

• The Board expressed concern about the fund’s performance and agreed to closely monitor performance.

• The Board concluded that the fees paid to Dreyfus and the Subadviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the

28

fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates and the Subadviser, of Dreyfus and the Subadviser and the services provided to the fund by Dreyfus and the Subadviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other Dreyfus funds that the Board oversees, during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other Dreyfus funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

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For More Information

Dreyfus Variable Investment Fund, International Equity Portfolio

200 Park Avenue
New York, NY 10166

Investment Adviser

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

Newton Investment Management
(North America) Limited
160 Queen Victoria Street
London, EC4V 4LA
UK

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Telephone 1-800-258-4260 or 1-800-258-4261

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Institutional Services Department

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

© 2018 MBSC Securities Corporation 0109SA0618

Dreyfus Variable Investment Fund, International Value Portfolio

SEMIANNUAL REPORT June 30, 2018

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Variable Investment Fund, International Value Portfolio	The Fund

A LETTER FROM THE PRESIDENT OF DREYFUS

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Variable Investment Fund, International Value Portfolio, covering the six-month period from January 1, 2018 through June 30, 2018. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Volatility returned to the financial markets over the first half of 2018. Although stocks set a series of new record highs in January amid growing corporate earnings, reduced corporate tax rates and synchronized global economic growth, investors later grew nervous about rising interest rates, renewed inflationary pressures, escalating geopolitical tensions and the prospects of more protectionist U.S. trade policies. Consequently, U.S. stocks produced mildly positive returns over the reporting period. Meanwhile, bonds typically lost a degree of value over the first six months of the year due to rising interest rates and inflation concerns.

Despite the return of heightened market volatility, we believe that underlying market fundamentals remain sound. Ongoing economic growth, robust labor markets, rising corporate earnings and strong consumer and business confidence seem likely to support stock and corporate bond prices over the months ahead. Monetary policymakers have indicated that short-term interest rates probably will rise further, but U.S. government bond prices may already reflect those expectations. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris
President
The Dreyfus Corporation
July 16, 2018

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from January 1, 2018 through June 30, 2018, as provided by Mark A. Bogar, CFA, James A. Lydotes, CFA, and Andrew Leger, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended June 30, 2018, Dreyfus Variable Investment Fund, International Value Portfolio’s Initial Shares produced a total return of -2.98%, and its Service Shares produced a total return of -3.19%.1 This compares with a -2.75% return produced by the fund’s benchmark, the MSCI EAFE Index (the “Index”), for the same period.2

International equities lost ground under pressure from high levels of market volatility, exacerbated by U.S. inflationary pressures and international trade conflicts. The fund underperformed the Index, largely due to disappointing stock selections among French, Japanese, and Belgian stocks.

The Fund’s Investment Approach

The fund seeks long-term capital growth. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks. The fund normally invests substantially all of its assets in the stocks of foreign companies, including those located in emerging market countries. The fund’s investment approach is value-oriented and research-driven. In selecting stocks, the portfolio managers identify potential investments through extensive quantitative and fundamental research.

Emphasizing individual stock selection rather than economic and industry trends, the fund focuses on three key factors: value, or how a stock is valued relative to its intrinsic worth based on traditional value measures: business health, or overall efficiency and profitability as measured by return on assets and return on equity: and business momentum, or the presence of a catalyst (such as corporate restructuring, change in management or spin-off) that potentially will trigger a price increase in the near to medium term.

Stocks Pressured by U.S.-Related Developments

The positive global economic growth trends that characterized 2017 remained in place during the first half of 2018, with most European and Asian economies continuing to expand and corporate earnings continuing to rise. However, international equities came under pressure from intensifying inflation concerns in the United States and heightened protectionist rhetoric and actions by the U.S. government. Stocks of companies deemed vulnerable to international trade disruptions were hit particularly hard. European stocks were further undermined by a constitutional crisis in Italy, which exacerbated sovereign risk worries. In Japan, political scandals affecting Prime Minister Shinzo Abe added to investor uncertainties.

Concerns surrounding U.S. inflationary pressures eased during the second half of the reporting period, and international trade concerns focused more narrowly on the relationship between the United States and China. In response, European and Japanese equity markets recouped much of the ground they lost earlier, with most regaining positive territory by the end of the reporting period. Asian markets, on the other hand, continued to dip after tariffs were imposed by the U.S. administration on Chinese imports, followed by Chinese retaliation and threats of additional tariffs from both countries. South Korean equities declined despite optimism surrounding political overtures from North Korea.

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Individual Stock Selections Undermined Relative Performance

The fund lagged the Index most significantly in France, mostly due to disappointing performance from global tire maker Compagnie Générale des Établissements Michelin, which appeared vulnerable to rising U.S. trade tensions, and information technology services provider Atos, which failed to meet high earnings expectations. Lack of exposure to the relatively strong energy sector further detracted from relative returns in France. In Japan, industrial robotics parts manufacturer Harmonic Drive Systems reported weaker-than-expected earnings, and electronic component maker Alps Electric was hurt by the underwhelming rollout of Apple’s newest smartphone, which incorporates some of the company’s devices. The fund’s investment in Japanese telecommunications company KDDI partly compensated for these disappointments when the stock rose due to accelerating growth and the introduction of new services. In Belgium, mail delivery service bpost also failed to meet earnings expectations.

On a more positive note, the fund enhanced returns in the lagging Australian market, partly through underweighted exposure and partly through relatively strong individual stock selections, such as diversified financial firm Macquarie Group and casino equipment maker Aristocrat Leisure. Favorable stock selections also bolstered the fund’s performance in Italy, where apparel manufacturer Moncler and communications services provider Telecom Italia gained ground in a down market. In Norway, energy exploration-and-production company Aker BP advanced after announcing plans to expand production.

Finding Opportunities in a Challenging Environment

While the current political environment of heightened international trade tensions may pose challenges for many trade-dependent companies going forward, underlying economic fundamentals in most of the developed world continue to improve, with many corporations reporting rising earnings and revenues. As of the end of the reporting period, we have positioned the fund to benefit from these positive economic trends while keeping a watchful eye on political developments. The fund currently holds overweighted exposure to the financials, utilities, and energy sectors, and underweighted exposure to the real estate and materials sectors.

July 16, 2018

1  Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns. Return figures for the fund reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect through May 1, 2019, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2  Source: Lipper Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social, and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability, and differing auditing and legal standards. These risks are enhanced in emerging market countries.

The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals. The investment objective and policies of Dreyfus Variable Investment Fund, International Value Portfolio made available through insurance products may be similar to those of other funds managed or advised by Dreyfus. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund.

4

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Variable Investment Fund, International Value Portfolio from January 1, 2018 to June 30, 2018. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended June 30, 2018
	Initial Shares	Service Shares
Expenses paid per $1,000†	$4.20	$5.42
Ending value (after expenses)	$970.20	$968.10

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended June 30, 2018
	Initial Shares	Service Shares
Expenses paid per $1,000†	$4.31	$5.56
Ending value (after expenses)	$1,020.53	$1,019.29

† Expenses are equal to the fund’s annualized expense ratio of .86% for Initial shares and 1.11% for Service shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

5

STATEMENT OF INVESTMENTS

June 30, 2018 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 99.0%
Australia - 6.7%
Aristocrat Leisure	29,646		677,931
BHP Billiton	20,999		526,972
Macquarie Group	9,331		853,853
South32	131,876		352,317
Woodside Petroleum	18,894		495,820
Woolworths Group	22,352		504,850
			3,411,743
Austria - 2.0%
Erste Group Bank	8,112	[a]	338,667
OMV	12,184		691,078
			1,029,745
Belgium - 2.0%
bpost	13,233		209,086
UCB	10,204		802,440
			1,011,526
Finland - 1.1%
UPM-Kymmene	14,813		529,684
France - 10.0%
Atos	3,845		525,128
BNP Paribas	15,376		955,086
Cie Generale des Etablissements Michelin	5,414		659,434
Edenred	13,427		424,303
Orange	80,521		1,348,897
Renault	3,532		300,400
Thales	2,242		288,920
Vinci	5,773		555,248
			5,057,416
Germany - 6.8%
Allianz	3,453		713,819
Bayer	7,056		777,445
Deutsche Post	13,641		445,561
Evonik Industries	13,837		473,940
Fresenius & Co.	9,084		729,852
Hapag-Lloyd	7,957	[a,b]	283,412
			3,424,029
Hong Kong - 3.0%
AIA Group	95,000		830,657
Sun Hung Kai Properties	44,000		664,015
			1,494,672

6

Description	Shares		Value ($)
Common Stocks - 99.0% (continued)
Italy - 4.1%
Enel	158,905		882,754
Leonardo	29,967		296,272
Moncler	5,361		244,163
UniCredit	38,688		645,892
			2,069,081
Japan - 23.7%
Alps Electric	15,000		385,585
Chubu Electric Power	29,900		448,574
Denso	14,300		699,016
Harmonic Drive Systems	7,500		317,708
Hitachi	133,000		938,922
ITOCHU	23,000		417,039
KDDI	19,000		520,155
Mitsubishi Electric	35,000		466,129
Nintendo	1,200		392,359
Panasonic	26,900		362,870
Recruit Holdings	14,700		407,083
Seven & i Holdings	17,900		781,059
Shionogi & Co.	12,800		657,949
Shiseido	6,400		508,578
Showa Denko	15,900		706,571
Sony	20,800		1,064,094
Sumitomo Mitsui Financial Group	30,300		1,178,447
Suzuki Motor	12,800		707,315
Taiyo Yuden	12,000		335,456
THK	10,800		309,714
Zeon	31,000		366,798
			11,971,421
Macau - 1.6%
Sands China	151,600		810,597
Netherlands - 6.9%
ABN AMRO Group	13,779	[b]	357,545
Heineken	7,407		744,065
Koninklijke Philips	14,933		635,207
NN Group	16,230		660,337
Royal Dutch Shell, Cl. B	30,570		1,094,754
			3,491,908
Norway - 1.7%
Aker BP	16,894		623,956
Telenor	12,311		252,664
			876,620
Portugal - 1.4%
Galp Energia	36,530		696,848

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 99.0% (continued)
Singapore - 1.2%
United Overseas Bank	30,900		606,887
Spain - 3.6%
ACS Actividades de Construccion y Servicios	12,550		508,560
Amadeus IT Group	5,229		412,795
Banco Santander	164,706		883,243
			1,804,598
Sweden - 1.6%
Alfa Laval	16,936		401,998
Swedbank, Cl. A	18,295		391,769
			793,767
Switzerland - 7.6%
Adecco Group	6,485		384,791
Ferguson	5,261		427,007
Julius Baer Group	14,871	[a]	875,171
Lonza Group	2,890	[a]	768,974
Novartis	12,122		921,482
STMicroelectronics	21,887		488,445
			3,865,870
United Kingdom - 13.4%
Anglo American	20,836		466,041
BAE Systems	72,012		614,704
Cineworld Group	110,455		387,173
Diageo	32,929		1,182,927
Fiat Chrysler Automobiles	35,122	[a]	669,947
Legal & General Group	177,285		622,365
Prudential	36,878		844,176
SSE	52,360		936,333
Unilever	19,197		1,062,052
			6,785,718
United States - .6%
iShares MSCI EAFE ETF	4,770		319,447
Total Common Stocks (cost $47,007,440)			50,051,577

8

Description	7-Day Yield (%)	Shares		Value ($)
Other Investment - .1%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $63,404)	1.83	63,404	[c]	63,404
Total Investments (cost $47,070,844)		99.1%		50,114,981
Cash and Receivables (Net)		.9%		450,101
Net Assets		100.0%		50,565,082

ETF—Exchange-Traded Fund

a Non-income producing security.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2018, these securities were valued at $640,957 or 1.27% of net assets.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the respective investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Financials	21.3
Industrials	14.0
Consumer Discretionary	13.0
Health Care	10.5
Consumer Staples	9.5
Energy	7.1
Materials	6.8
Information Technology	6.2
Utilities	4.5
Telecommunication Services	4.2
Real Estate	1.3
Exchange-Traded Funds	.6
Money Market Investment	.1
99.1

† Based on net assets.

See notes to financial statements.

9

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Registered Investment Company	Value 12/31/17($)	Purchases($)	Sales ($)	Value 6/30/18($)	Net Assets(%)	Dividends/ Distributions($)
Dreyfus Institutional Preferred Government Plus Money Market Fund	243,064	5,666,188	5,845,848	63,404.1		1,840

See notes to financial statements.

10

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS June 30, 2018 (Unaudited)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
Barclays Bank
British Pound	116,529	United States Dollar	153,325	7/2/18	464
United States Dollar	86,298	Euro	74,027	7/2/18	(151)
Gross Unrealized Appreciation					464
Gross Unrealized Depreciation					(151)

See notes to financial statements.

11

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2018 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	47,007,440	50,051,577
Affiliated issuers	63,404	63,404
Cash denominated in foreign currency	275,202	274,020
Receivable for investment securities sold		233,917
Tax reclaim receivable		117,298
Dividends receivable		61,454
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		464
Prepaid expenses		3,027
		50,805,161
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		28,697
Cash overdraft due to Custodian		21,947
Payable for investment securities purchased		153,789
Trustees fees and expenses payable		6,298
Payable for shares of Beneficial Interest redeemed		4,659
Interest payable—Note 2		375
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		151
Accrued expenses		24,163
		240,079
Net Assets ($)		50,565,082
Composition of Net Assets ($):
Paid-in capital		60,683,695
Accumulated undistributed investment income—net		685,550
Accumulated net realized gain (loss) on investments		(13,842,833)
Accumulated net unrealized appreciation (depreciation) on investments and foreign currency transactions		3,038,670
Net Assets ($)		50,565,082

Net Asset Value Per Share	Initial Shares	Service Shares
Net Assets ($)	20,480,342	30,084,740
Shares Outstanding	1,749,708	2,566,406
Net Asset Value Per Share ($)	11.71	11.72

See notes to financial statements.

12

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2018 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $107,213 foreign taxes withheld at source):
Unaffiliated issuers	975,957
Affiliated issuers	1,840
Total Income	977,797
Expenses:
Investment advisory fee—Note 3(a)	281,247
Professional fees	64,862
Distribution fees—Note 3(b)	43,591
Custodian fees—Note 3(b)	21,832
Prospectus and shareholders’ reports	12,331
Trustees’ fees and expenses—Note 3(c)	3,288
Shareholder servicing costs—Note 3(b)	1,000
Loan commitment fees—Note 2	868
Interest expense—Note 2	375
Miscellaneous	21,304
Total Expenses	450,698
Less—reduction in expenses due to undertaking—Note 3(a)	(164,453)
Less—reduction in fees due to earnings credits—Note 3(b)	(33)
Net Expenses	286,212
Investment Income—Net	691,585
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	2,888,978
Net realized gain (loss) on forward foreign currency exchange contracts	(9,200)
Net Realized Gain (Loss)	2,879,778
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	(5,212,366)
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	287
Net Unrealized Appreciation (Depreciation)	(5,212,079)
Net Realized and Unrealized Gain (Loss) on Investments	(2,332,301)
Net Increase from Payment by Affiliate	102
Net (Decrease) in Net Assets Resulting from Operations	(1,640,614)

See notes to financial statements.

13

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Operations ($):
Investment income—net	691,585	821,565
Net realized gain (loss) on investments	2,879,778	2,755,383
Net unrealized appreciation (depreciation) on investments	(5,212,079)	9,080,667
Net increase from payment by affiliate	102	1,201
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,640,614)	12,658,816
Distributions to Shareholders from ($):
Investment income—net:
Initial Shares	(342,309)	(293,637)
Service Shares	(500,324)	(394,293)
Total Distributions	(842,633)	(687,930)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial Shares	1,556,502	2,586,028
Service Shares	1,461,737	8,168,542
Distributions reinvested:
Initial Shares	342,309	293,637
Service Shares	500,324	394,293
Cost of shares redeemed:
Initial Shares	(2,481,178)	(2,796,223)
Service Shares	(6,628,829)	(6,422,662)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(5,249,135)	2,223,615
Total Increase (Decrease) in Net Assets	(7,732,382)	14,194,501
Net Assets ($):
Beginning of Period	58,297,464	44,102,963
End of Period	50,565,082	58,297,464
Undistributed investment income—net	685,550	836,598
Capital Share Transactions (Shares):
Initial Shares
Shares sold	126,761	239,807
Shares issued for distributions reinvested	28,313	28,619
Shares redeemed	(201,708)	(249,081)
Net Increase (Decrease) in Shares Outstanding	(46,634)	19,345
Service Shares
Shares sold	117,414	731,930
Shares issued for distributions reinvested	41,315	38,318
Shares redeemed	(544,916)	(582,351)
Net Increase (Decrease) in Shares Outstanding	(386,187)	187,897

See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts. These figures have been derived from the fund’s financial statements.

Six Months Ended
Initial Shares	June 30, 2018	Year Ended December 31,
(Unaudited)		2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	12.27	9.70	10.04	10.55	11.82	9.82
Investment Operations:
Investment income—net[a]	.16	.19	.18	.18	.19	.18
Net realized and unrealized gain (loss) on investments	(.52)	2.54	(.33)	(.45)	(1.27)	2.04
Total from Investment Operations	(.36)	2.73	(.15)	(.27)	(1.08)	2.22
Distributions:
Dividends from investment income—net	(.20)	(.16)	(.19)	(.24)	(.19)	(.22)
Payment by affiliate	.00[b,c]	.00[b,c]	.00[b,c]	-	-	-
Net asset value, end of period	11.71	12.27	9.70	10.04	10.55	11.82
Total Return (%)	(2.98)[c,d]	28.52[c]	(1.45)[c]	(2.72)	(9.32)	22.99
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.45[e]	1.37	1.38	1.38	1.29	1.25
Ratio of net expenses to average net assets	.86[e]	.86	.85	.83	.99	.95
Ratio of net investment income to average net assets	2.61[e]	1.75	1.87	1.66	1.68	1.71
Portfolio Turnover Rate	36.63[d]	62.39	108.21	147.24	45.43	57.30
Net Assets, end of period ($ x 1,000)	20,480	22,045	17,241	21,814	33,147	42,421

a Based on average shares outstanding.

b Amount represents less than $.01.

c The fund received proceeds from a class action settlement from The Bank of New York Mellon Corporation. This payment had no impact on total return.

d Not annualized.

e Annualized.

See notes to financial statements.

15

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
Service Shares	June 30, 2018	Year Ended December 31,
(Unaudited)		2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	12.28	9.72	10.04	10.55	11.82	9.82
Investment Operations:
Investment income—net[a]	.15	.17	.13	.17	.16	.16
Net realized and unrealized gain (loss) on investments	(.54)	2.54	(.29)	(.47)	(1.28)	2.03
Total from Investment Operations	(.39)	2.71	(.16)	(.30)	(1.12)	2.19
Distributions:
Dividends from investment income—net	(.17)	(.15)	(.16)	(.21)	(.15)	(.19)
Payment by affiliate	.00[b,c]	.00[b,c]	.00[b,c]	-	-	-
Net asset value, end of period	11.72	12.28	9.72	10.04	10.55	11.82
Total Return (%)	(3.19)[c,d]	28.14[c]	(1.58)[c]	(2.98)	(9.57)	22.69
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.70[e]	1.62	1.61	1.63	1.54	1.50
Ratio of net expenses to average net assets	1.11[e]	1.11	1.10	1.08	1.24	1.20
Ratio of net investment income to average net assets	2.37[e]	1.49	1.41	1.53	1.40	1.47
Portfolio Turnover Rate	36.63[d]	62.39	108.21	147.24	45.43	57.30
Net Assets, end of period ($ x 1,000)	30,085	36,253	26,862	18,566	23,038	32,104

a Based on average shares outstanding.

b Amount represents less than $.01.

c The fund received proceeds from a class action settlement from The Bank of New York Mellon Corporation. This payment had no impact on total return.

d Not annualized.

e Annualized.

See notes to financial statements.

16

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

International Value Portfolio (the “fund”) is a separate diversified series of Dreyfus Variable Investment Fund (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The fund’s investment objective is to seek long-term capital growth. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the Distribution Plan, and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

18

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of June 30, 2018 in valuing the fund’s investments:

19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Level 1 - Unadjusted Quoted Prices		Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Foreign Common Stocks	49,732,130	-	-	49,732,130
Exchange-Traded Funds	319,447	-	-	319,447
Registered Investment Company	63,404	-	-	63,404
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts†	-	464	-	464
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts†	-	(151)	-	(151)

† Amount shown represents unrealized appreciation (depreciation) at period end.

At December 31, 2017, $56,869,688 of exchange traded foreign equity securities were classified within Level 2 of the fair value hierarchy pursuant to the fund’s fair valuation procedures. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest

20

income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2018, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended June 30, 2018, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended December 31, 2017 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses for an unlimited

21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The fund has an unused capital loss carryover of $16,716,592 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to December 31, 2017. These long-term capital losses can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2017 was as follows: ordinary income $687,930. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $830 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended June 30, 2018 was approximately $25,400 with a related weighted average annualized interest rate of 2.98%.

NOTE 3—Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with Dreyfus, the investment advisory fee is computed at the annual rate of 1% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, from January 1, 2018 through May 1, 2019, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .86% of the value of the fund’s average daily net assets. On or after May 1, 2019, Dreyfus may terminate this expense limitation agreement at any time. The reduction in expenses, pursuant to the undertaking, amounted to $164,453 during the period ended June 30, 2018.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing its shares, for

22

servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares. The Distribution Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Distribution Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2018, Service shares were charged $43,591 pursuant to the Distribution Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended June 30, 2018, the fund was charged $225 for transfer agency services and $33 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were offset by earnings credits of $33.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended June 30, 2018, the fund was charged $21,832 pursuant to the custody agreement.

During the period ended June 30, 2018, the fund was charged $6,320 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $43,591, Distribution Plan fees $6,622, custodian fees $21,926, Chief Compliance Officer fees $6,320 and transfer agency fees $2,090, which are offset against an expense reimbursement currently in effect in the amount of $51,852.

23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(d) During the period ended June 30, 2018, the fund received proceeds of $102 from a class action settlement from BNY Mellon related to foreign exchange transactions.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended June 30, 2018, amounted to $20,407,146 and $25,900,826, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended June 30, 2018 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of

24

changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at June 30, 2018 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At June 30, 2018, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	464	(151)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	464	(151)
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	464	(151)

The following table presents derivative assets net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of June 30, 2018:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	Assets ($)
Barclays Bank	464		(151)	-	313

25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	Liabilities ($)
Barclays Bank	(151)		151	-	-

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

The following summarizes the average market value of derivatives outstanding during the period ended June 30, 2018:

Average Market Value ($)
Forward contracts	203,150

At June 30, 2018, accumulated net unrealized appreciation on investments inclusive of derivative contracts was $3,044,450, consisting of $5,364,297 gross unrealized appreciation and $2,319,847 gross unrealized depreciation.

At June 30, 2018, the cost of investments inclusive of derivative contracts for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

26

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on February 14-15, 2018, the Board considered the renewal of the fund’s Investment Advisory Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2017, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

27

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed with representatives of Dreyfus and/or its affiliates the results of the comparisons and considered that the fund’s total return performance was at or above the Performance Group median for all periods, except for the three-year period when it was below the median, and below the Performance Universe median for all periods, except for the one- and two-year periods when it was above the median. The Board considered the relative proximity of the fund’s performance to the Performance Universe median in certain periods when performance was below median. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that: the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was below the Expense Group and Expense Universe medians (second lowest in the Expense Group and Expense Universe) and the fund’s total expenses were at the Expense Group median and below the Expense Universe median.

Dreyfus representatives stated that Dreyfus has contractually agreed, until May 1, 2019, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of its classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 0.86% of the fund’s average daily net assets.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also considered the expense limitation arrangement and its effect on the profitability of Dreyfus and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual

28

funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also stated that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

• The Board generally was satisfied with the fund’s overall performance.

• The Board concluded that the fee paid to Dreyfus continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of Dreyfus and the services provided to

29

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other Dreyfus funds that the Board oversees, during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other Dreyfus funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

30

NOTES

31

NOTES

32

NOTES

33

For More Information

Dreyfus Variable Investment Fund, International Value Portfolio

200 Park Avenue
New York, NY 10166

Investment Adviser

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Telephone 1-800-258-4260 or 1-800-258-4261

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Institutional Services Department

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

© 2018 MBSC Securities Corporation 0152SA0618

Dreyfus Variable Investment Fund, Opportunistic Small Cap Portfolio

SEMIANNUAL REPORT June 30, 2018

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Variable Investment Fund, Opportunistic Small Cap Portfolio	The Fund

A LETTER FROM THE PRESIDENT OF DREYFUS

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Variable Investment Fund, Opportunistic Small Cap Portfolio, covering the six-month period from January 1, 2018 through June 30, 2018. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Volatility returned to the financial markets over the first half of 2018. Although stocks set a series of new record highs in January amid growing corporate earnings, reduced corporate tax rates and synchronized global economic growth, investors later grew nervous about rising interest rates, renewed inflationary pressures, escalating geopolitical tensions and the prospects of more protectionist U.S. trade policies. Consequently, U.S. stocks produced mildly positive returns over the reporting period. Meanwhile, bonds typically lost a degree of value over the first six months of the year due to rising interest rates and inflation concerns.

Despite the return of heightened market volatility, we believe that underlying market fundamentals remain sound. Ongoing economic growth, robust labor markets, rising corporate earnings and strong consumer and business confidence seem likely to support stock and corporate bond prices over the months ahead. Monetary policymakers have indicated that short-term interest rates probably will rise further, but U.S. government bond prices may already reflect those expectations. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris
President
The Dreyfus Corporation
July 16, 2018

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from January 1, 2018 through June 30, 2018, as provided by David A. Daglio, Primary Portfolio Manager; James Boyd, Dale Dutile, and Brian Duncan, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended June 30, 2018, Dreyfus Variable Investment Fund, Opportunistic Small Cap Portfolio’s Initial shares produced a total return of 5.46%, and its Service shares produced a total return of 5.32%.1 In comparison, the Russell 2000® Index (the “Index”), the fund’s benchmark, produced a total return of 7.66% for the same period.2

Small-cap stocks produced strong gains in a volatile market over the reporting period amid rising corporate earnings, sustained economic growth, and intensifying merger-and-acquisition activity. The fund lagged the Index, mainly due to security selection shortfalls in the materials, health care, and industrials sectors.

The Fund’s Investment Approach

The fund seeks capital growth. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in the stocks of small-cap companies. The fund currently considers small-cap companies to be those companies with market capitalizations that fall within the range of the companies in the Index. Stocks are selected for the fund’s portfolio based primarily on bottom-up fundamental analysis. The fund’s portfolio managers use a disciplined investment process that relies, in general, on proprietary fundamental research and valuation.

Generally, elements of the process include analysis of mid-cycle business prospects, estimation of the intrinsic value of the company, and the identification of a revaluation trigger catalyst. In general, the fund seeks exposure to securities and sectors that are perceived to be attractive from a valuation and fundamental standpoint.

Market Volatility Increased Despite Positive Economic Trends

A positive economic backdrop supported U.S. equity markets at the start of 2018, including moderate GDP growth, robust labor markets, and higher growth forecasts from the Federal Reserve Board (the “Fed”). Enactment of corporate tax cuts as part of major tax reform legislation in late December 2017 sparked additional market gains, driving the Index to new all-time highs in January.

Economic data in January indicated robust levels of consumer spending during the critical year-end shopping season, and long-awaited signs of wage growth began to appear. However, concerns about rising inflationary pressures and prospects for more aggressive interest-rate hikes soon began to weigh on market sentiment, sparking renewed volatility that sent stock prices sharply lower in early February. Political rhetoric regarding potentially protectionist U.S. trade policies also took a toll on many stocks, and rising bond yields further contributed to heightened volatility.

Small-cap stocks fared particularly well over the second quarter of 2018. Despite an additional interest-rate hike from the Fed, the Index rallied in an environment of persistently strong economic growth, rising corporate earnings, and higher levels of merger-and-acquisition activity. In addition, investors concerned about the impact of trade tariffs on large, multinational companies increasingly turned to more domestically oriented small-cap companies. Consequently, the Index again reached new highs in May and June.

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Security Selections Constrained Fund Performance

The fund’s performance compared to the Index was mainly the result of stock selection shortfalls across several market sectors. In the materials sector, U.S. Concrete and Eagle Materials encountered sluggish demand for building materials due to weather-related construction delays. In addition, the fund’s holdings of gold producers declined modestly along with gold prices. In the health care sector, Sage Therapeutics and Revance Therapeutics gave back some of the robust gains they had achieved in 2017, but their financial results and future guidance remained strong. Among industrials companies, car rental agency Avis Budget Group was hurt by concerns regarding vehicle utilization and pricing pressures that we believe to be temporary. Freight carriers Knight-Swift Transportation Holdings and Werner Enterprises struggled with a shortage of truck drivers, which constrained shipping volumes.

The fund achieved better relative results in the information technology sector, where networking equipment maker VIAVI Solutions and communications equipment manufacturers Infinera and Ciena saw a rebound in orders that had been deferred in 2017. Electronic payments specialist Verifone was acquired at a substantial premium to its stock price at the time, and data integration software vendor Talend reported strong billings and order volumes.

The fund further benefited from lack of exposure to the lagging real estate sector and underweighted exposure to utilities, which generally did not meet our valuation criteria.

An Optimistic Outlook for Small-Cap Stocks

As of midyear, we have remained encouraged by favorable economic and business fundamentals for many small-cap companies. We currently expect robust earnings growth to continue, market valuations have remained reasonable, and investors should favor smaller companies that are not expected to be affected by more protectionist U.S. trade policies. In this environment, our research-intensive investment process has identified an ample number of investment opportunities in the information technology, financials, health care, consumer discretionary, and industrials sectors. In contrast, we have found relatively few opportunities among small-cap companies in the real estate, utilities, and telecommunication services sectors.

July 16, 2018

¹ Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.

² Source: Lipper Inc. — The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Stocks of small- and/or mid-cap companies often experience sharper price fluctuations than stocks of large-cap companies.

The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals. The investment objective and policies of Dreyfus Variable Investment Fund, Opportunistic Small Cap Portfolio made available through insurance products may be similar to those of other funds managed or advised by Dreyfus. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund.

4

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Variable Investment Fund, Opportunistic Small Cap Portfolio from January 1, 2018 to June 30, 2018. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended June 30, 2018
	Initial Shares	Service Shares
Expenses paid per $1,000†	$4.33	$5.60
Ending value (after expenses)	$1,054.60	$1,053.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended June 30, 2018
	Initial Shares	Service Shares
Expenses paid per $1,000†	$4.26	$5.51
Ending value (after expenses)	$1,020.58	$1,019.34

† Expenses are equal to the fund’s annualized expense ratio of .85% for Initial shares and 1.10% for Service shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

5

STATEMENT OF INVESTMENTS

June 30, 2018 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 98.7%
Automobiles & Components - 2.6%
Delphi Technologies	65,290		2,968,083
Visteon	21,003	[a]	2,714,428
			5,682,511
Banks - 9.3%
Ameris Bancorp	22,633		1,207,471
Atlantic Capital Bancshares	107,458	[a,b]	2,111,550
FCB Financial Holdings, Cl. A	36,943	[a]	2,172,248
First Interstate BancSystem, Cl. A	75,899	[b]	3,202,938
First Merchants	37,977		1,762,133
Great Western Bancorp	76,255		3,201,947
MGIC Investment	174,782	[a]	1,873,663
Midland States Bancorp	27,921		956,573
Union Bankshares	87,548	[b]	3,403,866
			19,892,389
Capital Goods - 3.2%
Simpson Manufacturing	62,515		3,887,808
Tennant	26,676	[b]	2,107,404
Wesco Aircraft Holdings	72,670	[a]	817,538
			6,812,750
Commercial & Professional Services - 1.2%
Deluxe	39,816		2,636,217
Consumer Durables & Apparel - 1.0%
G-III Apparel Group	46,668	[a,b]	2,072,059
Consumer Services - 5.0%
Adtalem Global Education	44,947	[a]	2,161,951
Dave & Buster's Entertainment	22,800	[a,b]	1,085,280
Eldorado Resorts	17,589	[a,b]	687,730
Penn National Gaming	23,413	[a,b]	786,443
Pinnacle Entertainment	48,135	[a]	1,623,594
Planet Fitness, Cl. A	99,662	[a]	4,379,148
			10,724,146
Diversified Financials - 6.8%
Cannae Holdings	73,794	[a]	1,368,879
Capitol Investment Corp. IV	127,394		1,312,158
Green Dot, Cl. A	20,392	[a]	1,496,569
Investment Technology Group	105,392		2,204,801
OneMain Holdings	154,268	[a]	5,135,582
SLM	177,610	[a]	2,033,634
TPG Pace Holdings	89,822		943,131
			14,494,754

6

Description	Shares		Value ($)
Common Stocks - 98.7% (continued)
Energy - 10.0%
Arch Coal, Cl. A	14,943	[b]	1,171,979
Ardmore Shipping	67,489	[a]	553,410
Delek US Holdings	113,936		5,716,169
GasLog	54,580	[b]	1,042,478
Green Plains	98,444	[b]	1,801,525
Navigator Holdings	37,285	[a]	471,655
PBF Energy, Cl. A	59,766		2,505,988
RSP Permian	55,457	[a]	2,441,217
Scorpio Tankers	719,673	[b]	2,022,281
Select Energy Services, Cl. A	252,581	[a,b]	3,670,002
			21,396,704
Exchange-Traded Funds - .3%
iShares Russell 2000 ETF	4,578	[b]	749,739
Food & Staples Retailing - .6%
US Foods Holding	31,678	[a]	1,198,062
Health Care Equipment & Services - 4.4%
AxoGen	56,572	[a,b]	2,842,743
Evolent Health, Cl. A	187,170	[a,b]	3,939,928
HMS Holdings	119,747	[a]	2,588,930
			9,371,601
Materials - 12.0%
Alamos Gold, Cl. A	313,049		1,781,249
Cabot	94,804		5,856,043
Eagle Materials	29,848		3,133,145
IAMGOLD	507,723	[a]	2,949,871
Methanex	33,747		2,385,913
OMNOVA Solutions	301,380	[a]	3,134,352
Tahoe Resources	443,486		2,181,951
US Concrete	82,916	[a,b]	4,353,090
			25,775,614
Media - 5.3%
Criteo, ADR	75,468	[a]	2,479,124
Gray Television	94,823	[a,b]	1,498,203
Nexstar Media Group, Cl. A	42,580	[b]	3,125,372
Sinclair Broadcast Group, Cl. A	136,051	[b]	4,374,040
			11,476,739
Pharmaceuticals, Biotechnology & Life Sciences - 10.6%
Flexion Therapeutics	109,982	[a,b]	2,843,035
G1 Therapeutics	46,881	[b]	2,037,448
PRA Health Sciences	11,482	[a]	1,071,960
Revance Therapeutics	129,427	[a,b]	3,552,771
Sage Therapeutics	25,072	[a,b]	3,924,520
TherapeuticsMD	1,103,628	[a]	6,886,639

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description		Shares		Value ($)
Common Stocks - 98.7% (continued)
Pharmaceuticals, Biotechnology & Life Sciences - 10.6% (continued)
Zogenix		53,780	[a,b]	2,377,076
				22,693,449
Software & Services - 7.3%
Acxiom		198,000	[a]	5,930,100
Cardtronics, Cl. A		133,607	[a]	3,230,617
CommVault Systems		22,181	[a]	1,460,619
Talend, ADR		80,243	[a]	4,997,534
				15,618,870
Technology Hardware & Equipment - 9.7%
Ciena		254,117	[a,b]	6,736,642
Finisar		138,438	[a,b]	2,491,884
Infinera		582,027	[a,b]	5,779,528
Sierra Wireless		168,820	[a]	2,701,120
Viavi Solutions		311,987	[a]	3,194,747
				20,903,921
Transportation - 9.4%
Avis Budget Group		145,412	[a]	4,725,890
Knight-Swift Transportation Holdings		127,827		4,884,270
Scorpio Bulkers		81,592		579,303
SkyWest		96,906		5,029,421
Werner Enterprises		131,265	[b]	4,929,001
				20,147,885
Total Common Stocks (cost $174,030,327)				211,647,410
		Number of Warrants
Warrants - .0%
Diversified Financials - .0%
Landcadia Holdings (6/1/23) (cost $42,227)		60,324		49,767
	7-Day Yield (%)
Other Investment - 1.1%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $2,208,875)	1.83	2,208,875	[c]	2,208,875

8

Description	7-Day Yield (%)	Shares		Value ($)
Investment of Cash Collateral for Securities Loaned - 7.4%
Registered Investment Company;
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares (cost $15,897,822)	1.85	15,897,822	[c]	15,897,822
Total Investments (cost $192,179,251)		107.2%		229,803,874
Liabilities, Less Cash and Receivables		(7.2%)		(15,379,353)
Net Assets		100.0%		214,424,521

ADR—American Depository Receipt

ETF—Exchange-Traded Fund

a Non-income producing security.

b Security, or portion thereof, on loan. At June 30, 2018, the value of the fund’s securities on loan was $40,081,079 and the value of the collateral held by the fund was $47,886,202, consisting of cash collateral of $15,897,822 and U.S. Government & Agency securities valued at $31,988,380.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the respective investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Materials	12.0
Pharmaceuticals, Biotechnology & Life Sciences	10.6
Energy	10.0
Technology Hardware & Equipment	9.7
Transportation	9.4
Banks	9.3
Money Market Investments	8.5
Software & Services	7.3
Diversified Financials	6.8
Media	5.3
Consumer Services	5.0
Health Care Equipment & Services	4.4
Capital Goods	3.2
Automobiles & Components	2.6
Commercial & Professional Services	1.2
Consumer Durables & Apparel	1.0
Food & Staples Retailing	.6
Exchange-Traded Funds	.3
107.2

† Based on net assets.

See notes to financial statements.

9

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Registered Investment Company	Value 12/31/17($)	Purchases($)	Sales($)	Value 6/30/18($)	Net Assets(%)	Dividends/ Distributions($)
Dreyfus Institutional Preferred Government Plus Money Market Fund	3,920,146	25,880,583	27,591,854	2,208,875	1.1	19,865
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	16,964,289	69,510,758	70,577,225	15,897,822	7.4	-
Total	20,884,435	95,391,341	98,169,079	18,106,697	8.5	19,865

See notes to financial statements.

10

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2018 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $40,081,079)—Note 1(b):
Unaffiliated issuers	174,072,554	211,697,177
Affiliated issuers	18,106,697	18,106,697
Cash		53,709
Receivable for investment securities sold		1,351,265
Dividends and securities lending income receivable		36,678
Prepaid expenses		8,171
		231,253,697
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		154,806
Liability for securities on loan—Note 1(b)		15,897,822
Payable for investment securities purchased		687,418
Payable for shares of Beneficial Interest redeemed		58,197
Trustees fees and expenses payable		116
Accrued expenses		30,817
		16,829,176
Net Assets ($)		214,424,521
Composition of Net Assets ($):
Paid-in capital		158,973,208
Accumulated investment (loss)—net		(227,774)
Accumulated net realized gain (loss) on investments		18,054,464
Accumulated net unrealized appreciation (depreciation) on investments		37,624,623
Net Assets ($)		214,424,521

Net Asset Value Per Share	Initial Shares	Service Shares
Net Assets ($)	193,079,150	21,345,371
Shares Outstanding	3,596,499	413,852
Net Asset Value Per Share ($)	53.69	51.58

See notes to financial statements.

11

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2018 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	636,089
Affiliated issuers	19,865
Income from securities lending—Note 1(b)	38,004
Total Income	693,958
Expenses:
Investment advisory fee—Note 3(a)	790,321
Professional fees	52,594
Distribution fees—Note 3(b)	25,941
Prospectus and shareholders’ reports	18,275
Trustees’ fees and expenses—Note 3(c)	7,949
Custodian fees—Note 3(b)	6,416
Loan commitment fees—Note 2	2,116
Shareholder servicing costs—Note 3(b)	545
Miscellaneous	17,660
Total Expenses	921,817
Less—reduction in fees due to earnings credits—Note 3(b)	(85)
Net Expenses	921,732
Investment (Loss)—Net	(227,774)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	18,262,025
Net unrealized appreciation (depreciation) on investments	(6,859,650)
Net Realized and Unrealized Gain (Loss) on Investments	11,402,375
Net Increase in Net Assets Resulting from Operations	11,174,601

See notes to financial statements.

12

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Operations ($):
Investment (loss)—net	(227,774)	(465,496)
Net realized gain (loss) on investments	18,262,025	35,249,723
Net unrealized appreciation (depreciation) on investments	(6,859,650)	7,783,367
Net Increase (Decrease) in Net Assets Resulting from Operations	11,174,601	42,567,594
Distributions to Shareholders from ($):
Net realized gain on investments:
Initial Shares	(31,237,676)	(2,000,341)
Service Shares	(3,518,843)	(218,974)
Total Distributions	(34,756,519)	(2,219,315)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial Shares	6,332,175	10,596,553
Service Shares	950,382	1,191,330
Distributions reinvested:
Initial Shares	31,237,676	2,000,341
Service Shares	3,518,843	218,974
Cost of shares redeemed:
Initial Shares	(12,933,313)	(21,682,843)
Service Shares	(1,003,320)	(2,291,881)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	28,102,443	(9,967,526)
Total Increase (Decrease) in Net Assets	4,520,525	30,380,753
Net Assets ($):
Beginning of Period	209,903,996	179,523,243
End of Period	214,424,521	209,903,996
Accumulated investment (loss)—net	(227,774)	-
Capital Share Transactions (Shares):
Initial Shares
Shares sold	110,259	197,277
Shares issued for distributions reinvested	603,627	38,007
Shares redeemed	(229,657)	(403,156)
Net Increase (Decrease) in Shares Outstanding	484,229	(167,872)
Service Shares
Shares sold	17,201	22,928
Shares issued for distributions reinvested	70,731	4,288
Shares redeemed	(18,617)	(44,121)
Net Increase (Decrease) in Shares Outstanding	69,315	(16,905)

See notes to financial statements.

13

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts. These figures have been derived from the fund’s financial statements.

	Six Months Ended
	June 30, 2018	Year Ended December 31,
Initial Shares	(Unaudited)	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	60.91	49.44	46.02	47.78	47.03	31.66
Investment Operations:
Investment (loss)—net[a]	(.05)	(.12)	(.02)	(.13)	(.01)	(.09)
Net realized and unrealized gain (loss) on investments	3.00	12.21	7.07	(.91)	.76	15.46
Total from Investment Operations	2.95	12.09	7.05	(1.04)	.75	15.37
Distributions:
Dividends from net realized gain on investments	(10.17)	(.62)	(3.63)	(.72)	-	-
Net asset value, end of period	53.69	60.91	49.44	46.02	47.78	47.03
Total Return (%)	5.46[b]	24.69	17.07	(2.28)	1.60	48.55
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.85[c]	.85	.86	.85	.83	.93
Ratio of net expenses to average net assets	.85[c]	.85	.86	.85	.83	.93
Ratio of net investment (loss) to average net assets	(.19)[c]	(.22)	(.05)	(.27)	(.03)	(.23)
Portfolio Turnover Rate	33.99[b]	70.11	88.08	65.26	77.96	84.80
Net Assets, end of period ($ x 1,000)	193,079	189,582	162,171	151,992	170,570	188,702

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

14

	Six Months Ended
	June 30, 2018	Year Ended December 31,
Service Shares	(Unaudited)	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	58.98	48.01	44.90	46.75	46.14	31.13
Investment Operations:
Investment (loss)—net[a]	(.12)	(.25)	(.13)	(.24)	(.13)	(.18)
Net realized and unrealized gain (loss) on investments	2.89	11.84	6.87	(.89)	.74	15.19
Total from Investment Operations	2.77	11.59	6.74	(1.13)	.61	15.01
Distributions:
Dividends from net realized gain on investments	(10.17)	(.62)	(3.63)	(.72)	-	-
Net asset value, end of period	51.58	58.98	48.01	44.90	46.75	46.14
Total Return (%)	5.32[b]	24.37	16.79	(2.52)	1.32	48.22
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.10[c]	1.10	1.11	1.10	1.08	1.18
Ratio of net expenses to average net assets	1.10[c]	1.10	1.11	1.10	1.08	1.18
Ratio of net investment (loss) to average net assets	(.44)[c]	(.47)	(.30)	(.52)	(.28)	(.48)
Portfolio Turnover Rate	33.99[b]	70.11	88.08	65.26	77.96	84.80
Net Assets, end of period ($ x 1,000)	21,345	20,322	17,353	16,528	18,094	19,590

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

15

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Opportunistic Small Cap Portfolio (the “fund”) is a separate diversified series of Dreyfus Variable Investment Fund (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The fund’s investment objective is to seek capital growth. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the Distribution Plan, and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

16

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of June 30, 2018 in valuing the fund’s investments:

	Level 1- Unadjusted Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Domestic Common Stocks†	192,006,972	-	-	192,006,972
Equity Securities - Foreign Common Stocks†	18,890,699	-	-	18,890,699
Exchange-Traded Fund	749,739	-	-	749,739

18

	Level 1- Unadjusted Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets ($)
Registered Investment Companies	18,106,697	-	-	18,106,697
Warrants†	49,767	-	-	49,767

† See Statement of Investments for additional detailed categorizations.

At December 31, 2017, $929,658 of exchange traded equity securities were classified within Level 2 of the fair value hierarchy pursuant to the fund’s fair valuation procedures. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended June 30, 2018, The Bank of New York Mellon earned $8,720 from lending portfolio securities, pursuant to the securities lending agreement.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act.

(d) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2018, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended June 30, 2018, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended December 31, 2017 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2017 was as follows: long-term capital gains $2,219,315. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $830 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

20

During the period ended June 30, 2018, the fund did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing its shares, for servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares. The Distribution Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Distribution Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2018, Service shares were charged $25,941 pursuant to the Distribution Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended June 30, 2018, the fund was charged $380 for transfer agency services and $54 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were offset by earnings credits of $54.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended June 30, 2018, the fund was charged $6,416 pursuant to the custody agreement. These fees were partially offset by earnings credits of $31.

21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

During the period ended June 30, 2018, the fund was charged $6,320 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $135,442, Distribution Plan fees $4,494, custodian fees $8,377, Chief Compliance Officer fees $6,320 and transfer agency fees $173.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2018, amounted to $70,314,829 and $76,720,599, respectively.

At June 30, 2018, accumulated net unrealized appreciation on investments was $37,624,623, consisting of $40,727,650 gross unrealized appreciation and $3,103,027 gross unrealized depreciation.

At June 30, 2018, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

22

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on February 14-15, 2018, the Board considered the renewal of the fund’s Investment Advisory Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2017, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

23

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed with representatives of Dreyfus and/or its affiliates the results of the comparisons and considered that the fund’s total return performance was above the Performance Group and Performance Universe medians for all periods (ranking first or second in the Performance Group in five of the six periods shown), except for the ten-year period when it was slightly below the Performance Group median. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that: the fund’s contractual management fee was below the Expense Group median and the fund’s actual management fee and total expenses were below the Expense Group and Expense Universe medians.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives also stated that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of

24

economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

• The Board was satisfied with the fund’s performance.

• The Board concluded that the fee paid to Dreyfus continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of Dreyfus and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other Dreyfus funds that the Board oversees, during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other Dreyfus funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

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For More Information

Dreyfus Variable Investment Fund, Opportunistic Small Cap Portfolio

200 Park Avenue
New York, NY 10166

Investment Adviser

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Telephone 1-800-258-4260 or 1-800-258-4261

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Institutional Services Department

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

© 2018 MBSC Securities Corporation 0121SA0618

Dreyfus Variable Investment Fund, Quality Bond Portfolio

SEMIANNUAL REPORT June 30, 2018

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Variable Investment Fund, Quality Bond Portfolio	The Fund

A LETTER FROM THE PRESIDENT OF DREYFUS

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Variable Investment Fund, Quality Bond Portfolio, covering the six-month period from January 1, 2018 through June 30, 2018. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Volatility returned to the financial markets over the first half of 2018. Although stocks set a series of new record highs in January amid growing corporate earnings, reduced corporate tax rates and synchronized global economic growth, investors later grew nervous about rising interest rates, renewed inflationary pressures, escalating geopolitical tensions and the prospects of more protectionist U.S. trade policies. Consequently, U.S. stocks produced mildly positive returns over the reporting period. Meanwhile, bonds typically lost a degree of value over the first six months of the year due to rising interest rates and inflation concerns.

Despite the return of heightened market volatility, we believe that underlying market fundamentals remain sound. Ongoing economic growth, robust labor markets, rising corporate earnings and strong consumer and business confidence seem likely to support stock and corporate bond prices over the months ahead. Monetary policymakers have indicated that short-term interest rates probably will rise further, but U.S. government bond prices may already reflect those expectations. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris
President
The Dreyfus Corporation
July 16, 2018

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from January 1, 2018 through June 30, 2018, as provided by David Bowser, CFA , Portfolio Manager

Market and Fund Performance Overview

For the six-month period ended June 30, 2018, Dreyfus Variable Investment Fund, Quality Bond Portfolio’s Initial shares produced a total return of -2.90%, and its Service shares produced a total return of -2.95%.1 The Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”), the fund’s benchmark, achieved a total return of -1.62% for the same period.2

Bonds generally lost value over the reporting period due to rising interest rates and intensifying inflationary pressures in a growing global economy. The fund underperformed the Index, mainly due to its exposure to emerging-market securities that were hurt later in the reporting period by a strengthening U.S. dollar against local currencies.

The Fund’s Investment Approach

The fund seeks to maximize total return, consisting of capital appreciation and current income. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds. The fund’s investments include corporate bonds, debentures, notes, mortgage-related securities, collateralized mortgage obligations and asset-backed securities, convertible debt obligations, preferred stocks, convertible preferred stocks, municipal obligations, and zero coupon bonds, that, when purchased, typically are rated A or better or are the unrated equivalent as determined by The Dreyfus Corporation and in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including treasury inflation-protected securities (“TIPS”).

The fund also may invest up to 10% of its net assets in bonds issued by foreign issuers that are denominated in foreign currencies, and up to 20% of its net assets in bonds issued by foreign issuers whether denominated in U.S. dollars or in a foreign currency.

The fund has no limit with respect to its portfolio maturity or duration.

Rising Interest Rates Dampened Fixed-Income Returns

U.S. government bonds lost a degree of value over the reporting period as the Federal Reserve Board (the “Fed”) twice raised short-term interest rates and continued to unwind its balance sheet. Expectations of higher interest rates intensified early in the year due to strengthening economic data and the likelihood that recently enacted corporate tax cuts would further boost corporate earnings. Market volatility spiked in February when investors grew concerned about accelerating inflation stemming from higher wages in a tight labor market. These developments led to lower prices for U.S. government securities over the first quarter of 2018, but corporate bonds benefited at the time from favorable business conditions. Meanwhile, a U.S. dollar that weakened against most other currencies helped support returns from international bonds for U.S. investors.

The second quarter of the year saw continued pressure on U.S. government securities in the rising interest-rate environment. Moreover, corporate-backed bonds began to give back some of their previous gains due to a surge in the supply of newly issued securities, which stemmed in part from higher levels of merger-and-acquisition activity. The increase in supply was met by reduced demand from international investors, putting additional downward pressure on corporate bond prices.

In addition, currency exchange rates reversed course when European economic data proved less robust than U.S. economic data, and the U.S. dollar began appreciating against the euro and other local currencies. This change eroded the value of international investments for U.S. residents during the second quarter.

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Emerging-Market Bonds Constrained Fund Performance

The fund’s performance compared to the Index was undermined by overweighted exposure to emerging-market bonds denominated in local currencies. In addition, the fund held modestly heavy exposure to investment-grade corporate-backed bonds. These positions weighted on relative results over the reporting period’s second half.

In contrast, other strategies added value. Most notably, investments in TIPS fared well when U.S. inflationary pressures increased. Relatively defensive interest-rate strategies also helped bolster relative performance, as we maintained the fund’s average duration among U.S. securities in a position that was mildly shorter than that of the Index. This positioning helped the fund cushion the adverse impact of rising interest rates.

A Cautiously Opportunistic Investment Posture

We currently expect the global economic expansion to persist, and the Fed and other central banks seem poised to continue to move away from the aggressively accommodative monetary policies of the past decade. However, we also believe that recent weakness among corporate securities and emerging-market bonds may prove temporary as business and global economic fundamentals remain sound.

Therefore, we have maintained the fund’s overweighted exposure to investment-grade corporate bonds, and we have increased its holdings of emerging-market bonds that are denominated in the U.S. dollar. We have maintained underweighted positions in mortgage-backed securities due to concerns regarding supply-and-demand dynamics. From an interest-rate perspective, we have maintained a modestly defensive duration posture in markets where interest rates seem likely to rise, including the United States, Canada, and the United Kingdom.

July 16, 2018

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.

2 Source: Lipper Inc. — The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS (agency and nonagency). Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Each of these risks could increase the fund’s volatility.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

The fund may use derivative instruments, such as options, futures, options on futures, forward contracts, swaps (including credit default swaps on corporate bonds and asset-backed securities), options on swaps, and other credit derivatives. A small investment in derivatives could have a potentially large impact on the fund’s performance.

The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals. The investment objective and policies of Dreyfus Variable Investment Fund, Quality Bond Portfolio made available through insurance products may be similar to those of other funds managed or advised by Dreyfus. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund.

4

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Variable Investment Fund, Quality Bond Portfolio from January 1, 2018 to June 30, 2018. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended June 30, 2018
	Initial Shares	Service Shares
Expenses paid per $1,000†	$6.11	$7.33
Ending value (after expenses)	$971.00	$970.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended June 30, 2018
	Initial Shares	Service Shares
Expenses paid per $1,000†	$6.26	$7.50
Ending value (after expenses)	$1,018.60	$1,017.36

†  Expenses are equal to the fund’s annualized expense ratio of 1.25% for Initial shares and 1.50% for Service shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

5

STATEMENT OF INVESTMENTS

June 30, 2018 (Unaudited)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 97.1%
Asset-Backed Certificates - 1.1%
Dell Equipment Finance Trust, Ser. 2017-2, Cl. A3	2.19	10/24/22	105,000	[b]	103,919
Starwood Waypoint Homes Trust, Ser. 2017-1, Cl. A, 1 Month LIBOR + .95%	3.04	1/17/35	189,123	[b,c]	190,051
Tricon American Homes Trust, Ser. 2017-SFR2, Cl. A	2.93	1/17/36	125,000	[b]	120,542
				414,512
Asset-Backed Ctfs./Auto Receivables - 2.9%
AmeriCredit Automobile Receivables Trust, Ser. 2014-1, Cl. D	2.54	6/8/20	275,000		274,974
CarMax Auto Owner Trust, Ser. 2017-4, Cl. A4	2.33	5/15/23	85,000		83,159
CarMax Auto Owner Trust, Ser. 2018-1, Cl. A4	2.64	6/15/23	180,000		178,036
Enterprise Fleet Financing, Ser. 2017-3, Cl. A2	2.13	5/20/23	100,000	[b]	99,057
Nissan Auto Receivables Owner Trust, Ser. 2017-B, Cl. A4	1.95	10/16/23	190,000		185,372
OSCAR US Funding Trust VII, Ser. 2017-2A, Cl. A3	2.45	12/10/21	40,000	[b]	39,595
OSCAR US Funding Trust VII, Ser. 2017-2A, Cl. A4	2.76	12/10/24	50,000	[b]	49,225
OSCAR US Funding Trust VIII, Ser. 2018-1A, Cl. A4	3.50	5/12/25	190,000	[b]	190,865
				1,100,283
Commercial Mortgage Pass-Through Ctfs. - 1.7%
Commercial Mortgage Trust, Ser. 2014-UBS2, Cl. AM	4.20	3/10/47	70,000		71,232
Commercial Mortgage Trust, Ser. 2015-DC1, Cl. A5	3.35	2/10/48	170,000		168,301
Commercial Mortgage Trust, Ser. 2017-CD3, Cl. A4	3.63	2/10/50	290,000		289,469
Houston Galleria Mall Trust, Ser. 2015-HGLR, Cl. A1A2	3.09	3/5/37	100,000	[b]	96,548
				625,550
Consumer Discretionary - 2.4%
21st Century Fox America, Gtd. Notes	4.00	10/1/23	90,000		91,251
21st Century Fox America, Gtd. Notes	4.75	11/15/46	55,000		56,976
Amazon.com, Sr. Unscd. Notes	4.05	8/22/47	105,000		103,115

6

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 97.1% (continued)
Consumer Discretionary - 2.4% (continued)
AMC Networks, Gtd. Notes	4.75	8/1/25	35,000		33,732
Charter Communications Operating, Sr. Scd. Notes	5.38	5/1/47	100,000		91,060
Comcast, Gtd. Notes	3.15	3/1/26	155,000		145,648
Cox Communications, Sr. Unscd. Notes	4.60	8/15/47	85,000	[b]	77,913
Dollar Tree, Sr. Unscd. Notes	4.00	5/15/25	55,000		53,822
Dollar Tree, Sr. Unscd. Notes	4.20	5/15/28	40,000		38,678
Newell Brands, Sr. Unscd. Notes	4.20	4/1/26	95,000		91,835
Warner Media, Gtd. Debs.	5.35	12/15/43	110,000		107,703
				891,733
Consumer Staples - 1.9%
Anheuser-Busch InBev Finance, Gtd. Notes	4.90	2/1/46	115,000		118,685
Anheuser-Busch InBev Worldwide, Gtd. Notes	4.00	4/13/28	50,000		49,964
Kraft Heinz Foods, Gtd. Notes	3.95	7/15/25	155,000		150,843
Kraft Heinz Foods, Gtd. Notes	6.88	1/26/39	100,000		117,657
Maple Escrow Subsidiary, Gtd. Notes	4.06	5/25/23	20,000	[b]	20,097
Maple Escrow Subsidiary, Gtd. Notes	4.60	5/25/28	60,000	[b]	60,315
Post Holdings, Gtd. Notes	5.50	3/1/25	95,000	[b]	92,981
Reynolds American, Gtd. Notes	4.85	9/15/23	90,000		93,624
				704,166
Energy - 4.5%
Andeavor Logistics, Gtd. Notes	3.50	12/1/22	40,000		39,110
Cenovus Energy, Sr. Unscd. Notes	5.25	6/15/37	80,000		78,853
Cheniere Corpus Christi Holdings, Sr. Scd. Notes	5.13	6/30/27	75,000		74,625
Concho Resources, Gtd. Notes	4.88	10/1/47	30,000		30,337
Ecopetrol, Sr. Unscd. Notes	5.88	5/28/45	60,000		57,132

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 97.1% (continued)
Energy - 4.5% (continued)
Energy Transfer Partners, Gtd. Notes	5.15	2/1/43	195,000		174,106
Energy Transfer Partners, Jr. Sub. Notes, Ser. A	6.25	12/31/49	115,000		106,734
EQT, Sr. Unscd. Notes	3.90	10/1/27	85,000		79,470
Genesis Energy, Gtd. Notes	6.75	8/1/22	95,000		96,425
Kinder Morgan, Gtd. Notes	7.75	1/15/32	160,000		195,455
Marathon Petroleum, Sr. Unscd. Notes	3.63	9/15/24	150,000		146,635
MPLX, Sr. Unscd. Notes	4.13	3/1/27	70,000		66,869
MPLX, Sr. Unscd. Notes	5.20	3/1/47	60,000		59,610
Petrobras Global Finance, Gtd. Notes	7.38	1/17/27	115,000		115,144
Petrobras Global Finance, Gtd. Notes	7.25	3/17/44	40,000		37,150
TransCanada PipeLines, Sr. Unscd. Notes	4.25	5/15/28	90,000		90,424
Western Gas Partners, Sr. Unscd. Notes	4.50	3/1/28	35,000		33,734
Western Gas Partners, Sr. Unscd. Notes	5.30	3/1/48	25,000		23,038
Williams Partners, Sr. Unscd. Notes	4.50	11/15/23	130,000		132,084
Williams Partners, Sr. Unscd. Notes	6.30	4/15/40	65,000		72,769
				1,709,704
Financials - 9.7%
American Express Credit, Sr. Unscd. Notes, Ser. F	2.60	9/14/20	135,000		133,497
American International Group, Sr. Unscd. Notes	4.20	4/1/28	120,000		117,421
Bank of America, Sr. Unscd. Notes	3.00	12/20/23	43,000		41,722
Bank of America, Sr. Unscd. Notes	4.00	4/1/24	122,000		123,115
Bank of America, Sr. Unscd. Notes	3.50	4/19/26	125,000		120,990
Bank of America, Sr. Unscd. Notes	3.42	12/20/28	109,000		102,724
Bank of America, Sr. Unscd. Notes	3.97	3/5/29	100,000		98,501

8

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 97.1% (continued)
Financials - 9.7% (continued)
Barclays, Sr. Unscd. Notes	4.38	1/12/26	200,000		194,741
Citigroup, Sr. Unscd. Bonds	3.40	5/1/26	205,000		194,825
Citigroup, Sr. Unscd. Notes	3.89	1/10/28	120,000		116,357
Citigroup, Sr. Unscd. Notes	4.65	7/30/45	185,000		184,657
Citigroup, Sub. Notes	4.75	5/18/46	50,000		47,688
Cooperatieve Rabobank, Gtd. Notes	3.75	7/21/26	250,000		234,353
ERAC USA Finance, Gtd. Notes	3.85	11/15/24	60,000	[b]	59,778
Goldman Sachs Group, Sr. Unscd. Notes	2.75	9/15/20	105,000		103,740
Goldman Sachs Group, Sr. Unscd. Notes	3.69	6/5/28	50,000		47,435
Goldman Sachs Group, Sr. Unscd. Notes	3.81	4/23/29	50,000		47,557
Goldman Sachs Group, Sr. Unscd. Notes, 3 Month LIBOR + 1.10%	3.44	11/15/18	245,000	[c]	245,929
Goldman Sachs Group, Sr. Unscd. Notes, 3 Month LIBOR + 1.60%	3.92	11/29/23	55,000	[c]	56,857
JPMorgan Chase & Co., Sub. Notes	4.25	10/1/27	205,000		203,809
JPMorgan Chase & Co., Sub. Notes	3.63	12/1/27	100,000		94,221
KeyBank, Sr. Unscd. Bonds	2.50	11/22/21	250,000		242,877
Lloyds Banking Group, Sub. Notes	4.65	3/24/26	205,000		201,962
Morgan Stanley, Sr. Unscd. Notes	5.50	7/28/21	100,000		105,885
Morgan Stanley, Sr. Unscd. Notes	3.75	2/25/23	65,000		65,094
Principal Financial Group, Gtd. Notes	4.30	11/15/46	90,000		85,838
Quicken Loans, Gtd. Notes	5.75	5/1/25	95,000	[b]	93,459
Visa, Sr. Unscd. Notes	3.15	12/14/25	110,000		106,500
Wells Fargo & Co., Sr. Unscd. Notes	3.07	1/24/23	110,000		107,001

9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 97.1% (continued)
Financials - 9.7% (continued)
Wells Fargo & Co., Sub. Notes		4.30	7/22/27	95,000		93,760
					3,672,293
Foreign/Governmental - 9.9%
Argentine Government, Sr. Unscd. Bonds	EUR	5.25	1/15/28	100,000		100,675
Argentine Government, Unscd. Bonds	ARS	0.00	2/8/19	5,025,000		188,709
Buenos Aires Province, Unscd. Bonds, 3 Month BADLAR + 3.83%	ARS	27.50	5/31/22	2,400,000	[c]	72,394
Canadian Government, Bonds	CAD	0.50	12/1/50	180,000		142,273
Hellenic Government, Bonds	EUR	3.90	1/30/33	170,000		185,769
Ivory Coast Government, Sr. Unscd. Notes	EUR	5.25	3/22/30	100,000	[b]	112,199
Japanese Government, Sr. Unscd. Bonds, Ser. 21	JPY	0.10	3/10/26	142,600,000	[d]	1,368,172
Mexican Government, Bonds, Ser. M	MXN	5.75	3/5/26	2,705,000		121,752
Qatari Government, Sr. Unscd. Notes		5.10	4/23/48	200,000		199,846
Romanian Government, Sr. Unscd. Notes	EUR	2.50	2/8/30	75,000	[b]	84,055
Russian Government, Bonds, Ser. 6221	RUB	7.70	3/23/33	5,550,000		88,766
Saudi Arabian Government, Sr. Unscd. Notes		4.63	10/4/47	200,000		186,908
Senegalese Government, Sr. Unscd. Bonds	EUR	4.75	3/13/28	100,000		109,161
Senegalese Government, Sr. Unscd. Bonds	EUR	4.75	3/13/28	100,000	[b]	109,161
Spanish Government, Sr. Unscd. Bonds	EUR	2.90	10/31/46	150,000	[b]	191,284
Spanish Government, Sr. Unscd. Bonds, Ser. 30Y	EUR	2.70	10/31/48	160,000	[b]	194,451
Ukrainian Government, Sr. Unscd. Notes		0.00	5/31/40	95,000	[e]	60,438
Uruguayan Government, Sr. Unscd. Bonds	UYU	8.50	3/15/28	2,900,000	[b]	80,155
Uruguayan Government, Sr. Unscd. Notes		4.38	10/27/27	150,000		152,344
					3,748,512

10

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 97.1% (continued)
Health Care - 3.7%
Abbott Laboratories, Sr. Unscd. Notes	4.90	11/30/46	120,000		128,894
AbbVie, Sr. Unscd. Notes	3.20	5/14/26	135,000		126,108
Aetna, Sr. Unscd. Notes	2.80	6/15/23	265,000		252,919
AmerisourceBergen, Sr. Unscd. Notes	3.25	3/1/25	95,000		90,216
CVS Health, Sr. Unscd. Notes	4.30	3/25/28	115,000		113,615
Gilead Sciences, Sr. Unscd. Notes	3.65	3/1/26	55,000		54,337
Gilead Sciences, Sr. Unscd. Notes	4.75	3/1/46	80,000		82,700
HCA, Gtd. Notes	5.38	2/1/25	95,000		93,784
Medtronic, Gtd. Notes	4.63	3/15/45	90,000		95,550
Shire Acquisitions Investments Ireland, Gtd. Notes	2.88	9/23/23	135,000		127,095
Teva Pharmaceutical Finance Netherlands III, Gtd. Notes	3.15	10/1/26	120,000		96,581
UnitedHealth Group, Sr. Unscd. Notes	4.75	7/15/45	115,000		123,055
				1,384,854
Industrials - 2.5%
Corning, Sr. Unscd. Notes	4.38	11/15/57	80,000		69,983
CSX, Sr. Unscd. Notes	2.60	11/1/26	75,000		67,793
FedEx, Gtd. Notes	4.40	1/15/47	125,000		118,726
General Electric, Jr. Sub. Debs., Ser. D	5.00	12/31/49	395,000		390,161
General Electric, Sr. Unscd. Notes, 3 Month LIBOR + .51%	2.86	1/14/19	155,000	[c]	155,269
Republic Services, Sr. Unscd. Notes	3.38	11/15/27	40,000		37,971
Waste Management, Gtd. Notes	4.10	3/1/45	110,000		108,690
				948,593
Information Technology - .8%
Dell International, Sr. Scd. Notes	6.02	6/15/26	110,000	[b]	115,818

11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 97.1% (continued)
Information Technology - .8% (continued)
Hewlett Packard Enterprise, Sr. Unscd. Notes	4.40	10/15/22	70,000		71,801
Oracle, Sr. Unscd. Notes	2.65	7/15/26	140,000		129,204
				316,823
Materials - 2.1%
Anglo American Capital, Gtd. Notes	4.50	3/15/28	200,000	[b]	193,333
Chemours, Gtd. Notes	5.38	5/15/27	35,000		33,950
Dow Chemical, Sr. Unscd. Notes	3.50	10/1/24	100,000		97,486
Glencore Funding, Gtd. Notes	4.63	4/29/24	70,000	[b]	70,528
Israel Chemicals, Sr. Unscd. Bonds	6.38	5/31/38	80,000		79,250
LYB International Finance, Gtd. Bonds	4.00	7/15/23	95,000		95,282
OCP Group, Sr. Unscd. Notes	6.88	4/25/44	200,000		210,813
				780,642
Municipal Bonds - 2.8%
California, GO (Build America Bonds)	7.30	10/1/39	340,000		482,827
New Jersey Economic Development Authority, School Facilities Construction Revenue Bonds	4.45	6/15/20	305,000		311,417
New York City, GO (Build America Bonds)	5.99	12/1/36	200,000		249,328
				1,043,572
Telecommunications - 1.5%
AT&T, Sr. Unscd. Bonds	4.90	8/15/37	150,000	[b]	142,683
AT&T, Sr. Unscd. Notes	5.45	3/1/47	205,000		201,797
Verizon Communications, Sr. Unscd. Notes	3.38	2/15/25	159,000		152,935
Zayo Group, Gtd. Notes	5.75	1/15/27	75,000	[b]	73,875
				571,290
U.S. Government Agencies Mortgage-Backed - 22.9%
Federal Home Loan Mortgage Corp.:
3.00%, 11/1/46			315,371	[f]	305,607
3.50%, 8/1/45			187,232	[f]	187,069
5.50%, 5/1/40			2,147	[f]	2,296

12

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 97.1% (continued)
U.S. Government Agencies Mortgage-Backed - 22.9% (continued)
Federal National Mortgage Association:
2.87%, 1/1/48			307,283	[f]	306,729
2.89%, 12/1/47			276,367	[f]	275,668
3.00%, 11/1/30			379,081	[f]	378,230
3.50%, 5/1/30-1/1/48			4,234,529	[f]	4,231,272
4.50%, 10/1/40			568,391	[f]	597,076
5.00%, 3/1/21-10/1/33			313,274	[f]	333,345
7.00%, 6/1/29-9/1/29			14,701	[f]	15,292
Government National Mortgage Association I:
5.50%, 4/15/33			233,686		256,341
Government National Mortgage Association II:
3.00%, 11/20/45			883,547		869,379
4.00%, 10/20/47-1/20/48			846,556		868,611
7.00%, 9/20/28-7/20/29			3,108		3,535
				8,630,450
U.S. Government Securities - 25.1%
U.S. Treasury Bonds	4.50	2/15/36	545,000	[g]	666,103
U.S. Treasury Floating Rate Notes, 3 Month U.S. T-BILL + .06%	1.97	7/31/19	1,805,000	[c]	1,806,885
U.S. Treasury Inflation Protected Securities, Notes	0.63	1/15/26	785,349	[g,h]	781,290
U.S. Treasury Inflation Protected Securities, Notes	0.38	1/15/27	731,036	[h]	710,445
U.S. Treasury Notes	2.38	3/15/21	865,000		859,780
U.S. Treasury Notes	2.38	4/15/21	675,000		670,702
U.S. Treasury Notes	2.50	3/31/23	3,185,000		3,152,528
U.S. Treasury Notes	3.13	5/15/48	790,000		811,339
				9,459,072
Utilities - 1.6%
Dominion Energy, Sr. Unscd. Notes, Ser. D	2.85	8/15/26	165,000		149,677
Exelon Generation, Sr. Unscd. Notes	6.25	10/1/39	85,000		90,540
Kentucky Utilities, First Mortgage Bonds	4.38	10/1/45	80,000		82,324
Louisville Gas & Electric, First Mortgage Bonds	4.38	10/1/45	90,000		92,615
Nevada Power, Mortgage Notes, Ser. R	6.75	7/1/37	150,000		197,912
				613,068
Total Bonds and Notes (cost $37,155,207)			36,615,117

13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description /Number of Contracts/Counterparty	Exercise Price		Expiration Date	Notional Amount		Value ($)
Options Purchased - .1%
Call Options - .0%
Euro, Contracts 100,000 Citigroup		1.16	8/2018	100,000		987
Euro, Contracts 100,000 JP Morgan Chase Bank		1.17	8/2018	100,000		1,369
New Zealand Dollar Cross Currency, Contracts 75,000 Goldman Sachs International	AUD	1.10	8/2018	75,000		279
					2,635
Put Options - .1%
British Pound, Contracts 140,000 Citigroup		1.35	12/2018	140,000		2,517
Mexican Peso, Contracts 190,000 Citigroup		20.00	12/2018	190,000		5,402
Norwegian Krone Cross Currency, Contracts 50,000 Citigroup	EUR	9.35	7/2018	50,000		56
Polish Zloty, Contracts 380,000 UBS		3.64	8/2018	380,000		2,085
Russian Ruble, Contracts 380,000 JP Morgan Chase Bank		62.00	8/2018	380,000		3,870
South African Rand, Contracts 190,000 Citigroup		12.49	12/2018	190,000		1,100
South Korean Won, Contracts 60,000 Barclays Bank		1,085	9/2018	60,000		377
Swedish Krona Cross Currency, Contracts 50,000 UBS	EUR	9.60	7/2018	50,000		0
Turkish Lira, Contracts 380,000 Goldman Sachs International		4.50	11/2018	380,000		3,519
Turkish Lira, Contracts 380,000 JP Morgan Chase Bank		4.60	9/2018	380,000		5,845
Turkish Lira, Contracts 60,000 Citigroup		4.70	9/2018	60,000		1,476
					26,247
Total Options Purchased (cost $52,160)				28,882
Description	Yield at Date of Purchase (%)		Maturity Date	Principal Amount ($)		Value ($)
Short-Term Investments - 1.6%
U.S. Treasury Bills		1.76	8/2/18	105,000	[i,j]	104,837
U.S. Treasury Bills		2.03	12/13/18	500,000	[j]	495,379
Total Short-Term Investments (cost $600,182)				600,216

14

Description	7-Day Yield (%)	Shares	Value ($)
Other Investment - 1.6%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $615,963)	1.83	615,963	[k] 615,963
Total Investments (cost $38,423,512)		100.4%	37,860,178
Liabilities, Less Cash and Receivables		(0.4%)	(142,599)
Net Assets		100.0%	37,717,579

BADLAR—Buenos Aires Interbank Offer Rate

GO—General Obligation

LIBOR—London Interbank Offered Rate

ARS—Argentine Peso

AUD—Australian Dollar

CAD—Canadian Dollar

EUR—Euro

JPY—Japanese Yen

MXN—Mexican Peso

RUB—Russian Ruble

UYU—Uruguayan Peso

a Amount stated in U.S. Dollars unless otherwise noted above.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2018, these securities were valued at $2,661,887 or 7.06% of net assets.

c Variable rate security—rate shown is the interest rate in effect at period end.

d Principal amount for accrual purposes is periodically adjusted based on changes in the Japanese Consumer Price Index.

e Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.

f The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

g Security, or portion thereof, on loan. At June 30, 2018, the value of the fund’s securities on loan was $1,447,392 and the value of the collateral held by the fund was $1,501,884, consisting of U.S. Government & Agency securities.

h Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

i Held by a counterparty for open exchange traded derivative contracts.

j Security is a discount security. Income is recognized through the accretion of discount.

k Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the respective investment company’s prospectus.

15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Portfolio Summary (Unaudited) †	Value (%)
U.S. Government and Agencies/Mortgage-Backed	48.0
Corporate Bonds	30.7
Foreign/Governmental	9.9
Asset-Backed	4.0
Short-Term/Money Market Investments	3.2
Municipal Bonds	2.8
Commercial Mortgage-Backed	1.7
Options Purchased	.1
100.4

† Based on net assets.

See notes to financial statements.

16

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Registered Investment Company	Value 12/31/17($)	Purchases($)	Sales($)	Value 6/30/18($)	Net Assets(%)	Dividends/ Distributions($)
Dreyfus Institutional Preferred Government Plus Money Market Fund	364,281	6,379,814	6,128,132	615,963	1.6	2,185
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	-	9,263,462	9,263,462	-	-	-
Total	364,281	15,643,276	15,391,594	615,963	1.6	2,185

See notes to financial statements.

17

STATEMENT OF FUTURES

June 30, 2018 (Unaudited)

Description	Number of Contracts	Expiration	Notional Value ($)	Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Long
Euro BTP Italian Government Bond	3	9/2018	441,035[a]	445,773	4,738
U.S. Treasury 2 Year Notes	21	9/2018	4,446,125	4,448,391	2,266
U.S. Treasury 5 Year Notes	16	9/2018	1,813,559	1,817,875	4,316
Futures Short
Canadian 10 Year Bond	13	9/2018	(1,326,077)[a]	(1,351,866)	(25,789)
Euro 30 Year Bond	3	9/2018	(602,653)[a]	(622,555)	(19,902)
Euro-Bobl	5	9/2018	(766,050)[a]	(771,742)	(5,692)
Euro-Bond	3	9/2018	(564,571)[a]	(569,478)	(4,907)
Japanese 10 Year Bond	1	9/2018	(1,360,246)[a]	(1,362,417)	(2,171)
Long Gilt	6	9/2018	(967,714)[a]	(974,450)	(6,736)
Ultra 10 Year U.S. Treasury Notes	9	9/2018	(1,146,064)	(1,154,109)	(8,045)
Gross Unrealized Appreciation				11,320
Gross Unrealized Depreciation				(73,242)

a Notional amounts in foreign currency have been converted to USD using relevant foreign exchange rates.

See notes to financial statements.

18

STATEMENT OF OPTIONS WRITTEN

June 30, 2018 (Unaudited)

Description/ Expiration Date/ Exercise Price	Counterparty	Number of Contracts	Notional Amount	[a]	Value ($)
Call Options:
Norwegian Krone Cross Currency, July 2018 @ NOK 9.97	Citigroup	50,000	50,000	EUR	(3)
South Korean Won, September 2018 @ KRW 115	Barclays Bank	60,000	60,000		(394)
Swedish Krona Cross Currency, July 2018 @ SEK 10	UBS	50,000	50,000	EUR	(2,554)
Put Options:
New Zealand Dollar Cross Currency, August 2018 @ NZD 1.06	Goldman Sachs International	75,000	75,000	AUD	(37)
Total Options Written (premiums received $2,068)					(2,988)

a Notional amount stated in U.S. Dollars unless otherwise indicated.

AUD—Australian Dollar

EUR—Euro

See notes to financial statements.

19

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS June 30, 2018 (Unaudited)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
Bank of America
United States Dollar	127,878	Canadian Dollar	170,000	7/31/18	(1,508)
Barclays Bank
Czech Koruna	1,570,000	United States Dollar	70,698	9/12/18†	174
Euro	380,000	United States Dollar	439,872	7/31/18	4,960
Malaysian Ringgit	30,000	United States Dollar	7,676	7/23/18	(253)
Norwegian Krone	1,375,000	United States Dollar	168,593	7/31/18	457
Singapore Dollar	160,000	United States Dollar	118,052	9/12/18	(428)
United States Dollar	70,698	Euro	60,781	9/12/18†	(693)
United States Dollar	1,207,337	Japanese Yen	132,600,000	7/31/18	7,029
United States Dollar	226,993	Taiwan Dollar	6,825,000	9/12/18	1,914
Citigroup
Australian Dollar	80,000	United States Dollar	59,088	7/31/18	123
British Pound	85,000	United States Dollar	112,985	7/31/18	(637)
Russian Ruble	3,500,000	United States Dollar	54,494	9/12/18	798
United States Dollar	29,142	Brazilian Real	110,000	8/2/18	876
United States Dollar	1,720,068	Euro	1,469,000	7/31/18	440
United States Dollar	117,499	Mexican New Peso	2,470,000	9/12/18	(5,379)
Goldman Sachs International
United States Dollar	29,653	Brazilian Real	110,000	8/2/18	1,387
HSBC
Mexican New Peso	1,140,000	United States Dollar	56,110	9/12/18	603
Swedish Krona	2,090,000	United States Dollar	235,870	7/31/18	(1,956)
United States Dollar	55,002	New Zealand Dollar	80,000	7/31/18	816
JP Morgan Chase Bank
Argentine Peso	120,000	United States Dollar	4,454	8/31/18	(568)

20

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
JP Morgan Chase Bank (continued)
Indonesian Rupiah	1,663,575,000	United States Dollar	115,785	9/13/18	(910)
Indian Rupee	1,969,500	United States Dollar	28,582	9/12/18	(96)
Polish Zloty	215,000	United States Dollar	57,833	9/12/18	(363)
Russian Ruble	3,800,000	United States Dollar	58,791	9/12/18	1,241
United States Dollar	29,321	Brazilian Real	110,000	8/2/18	1,055
United States Dollar	58,226	Euro	50,000	7/31/18	(305)
United States Dollar	124,718	Hong Kong Dollar	970,000	1/8/19	674
United States Dollar	110,407	Hong Kong Dollar	860,000	4/10/19	303
United States Dollar	111,879	Hungarian Forint	31,160,000	9/12/18	878
United States Dollar	28,992	South Korean Won	32,210,000	9/12/18	18
United States Dollar	173,157	Philippine Peso	9,320,000	9/12/18	(850)
United States Dollar	88,951	Romanian Leu	360,000	9/12/18	(902)
UBS
Colombian Peso	224,815,000	United States Dollar	77,636	9/12/18	(1,205)
Czech Koruna	5,865,000	United States Dollar	264,104	9/12/18†	648
United States Dollar	264,104	Euro	226,886	9/12/18†	(2,389)
United States Dollar	7,478	Malaysian Ringgit	30,000	7/23/18	55
Gross Unrealized Appreciation					24,449
Gross Unrealized Depreciation					(18,442)

† Cross currency forward exchange contracts.

See notes to financial statements.

21

STATEMENT OF SWAP AGREEMENTS

June 30, 2018 (Unaudited)

Centrally Cleared Interest Rate Swaps
Notional Amount†	Currency/ Floating Rate	(Pay) Receive Fixed Rate (%)	Expiration	Unrealized (Depreciation) ($)
5,800,000	MXN-Mexico Interbank TIIE 28 Day	7.90	3/19/2038	(12,264)
Gross Unrealized Depreciation				(12,264)

† Clearing House-Chicago Mercantile Exchange or LCH (Clearing)
See notes to financial statements.

22

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2018 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $1,447,392)—Note 1(c):
Unaffiliated issuers	37,807,549	37,244,215
Affiliated issuers	615,963	615,963
Cash		13,914
Cash denominated in foreign currency	39,439	29,555
Dividends, interest and securities lending income receivable		263,216
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		24,449
Cash collateral held by broker—Note 4		20,584
Receivable for futures variation margin—Note 4		4,581
Prepaid expenses		1,135
		38,217,612
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		31,605
Payable for investment securities purchased		379,867
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		18,442
Outstanding options written, at value (premiums received $2,068)—Note 4		2,988
Payable for shares of Beneficial Interest redeemed		2,719
Payable for swap variation margin—Note 4		1,510
Trustees fees and expenses payable		565
Accrued expenses		62,337
		500,033
Net Assets ($)		37,717,579
Composition of Net Assets ($):
Paid-in capital		39,033,001
Accumulated undistributed investment income—net		237,369
Accumulated net realized gain (loss) on investments		(910,121)
Accumulated net unrealized appreciation (depreciation) on investments, options transactions and foreign currency transactions [including ($61,922) net unrealized (depreciation) on futures and ($12,264) net unrealized (depreciation) on centrally cleared swap agreements]		(642,670)
Net Assets ($)		37,717,579

Net Asset Value Per Share	Initial Shares	Service Shares
Net Assets ($)	34,559,137	3,158,442
Shares Outstanding	3,014,258	276,593
Net Asset Value Per Share ($)	11.47	11.42

See notes to financial statements.

23

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2018 (Unaudited)

Investment Income ($):
Income:
Interest	645,312
Dividends from affiliated issuers	2,185
Income from securities lending—Note 1(c)	1,096
Total Income	648,593
Expenses:
Investment advisory fee—Note 3(a)	126,060
Professional fees	66,096
Prospectus and shareholders’ reports	17,434
Distribution fees—Note 3(b)	4,080
Custodian fees—Note 3(b)	3,916
Trustees’ fees and expenses—Note 3(c)	1,764
Shareholder servicing costs—Note 3(b)	247
Loan commitment fees—Note 2	1
Miscellaneous	27,041
Total Expenses	246,639
Less—reduction in fees due to earnings credits—Note 3(b)	(80)
Net Expenses	246,559
Investment Income—Net	402,034
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(375,428)
Net realized gain (loss) on options transactions	(14,529)
Net realized gain (loss) on futures	738
Net realized gain (loss) on swap agreements	85,300
Net realized gain (loss) on forward foreign currency exchange contracts	38,136
Net Realized Gain (Loss)	(265,783)
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	(1,201,200)
Net unrealized appreciation (depreciation) on options transactions	(18,886)
Net unrealized appreciation (depreciation) on futures	(63,218)
Net unrealized appreciation (depreciation) on swap agreements	(26,593)
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	18,850
Net Unrealized Appreciation (Depreciation)	(1,291,047)
Net Realized and Unrealized Gain (Loss) on Investments	(1,556,830)
Net (Decrease) in Net Assets Resulting from Operations	(1,154,796)

See notes to financial statements.

24

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Operations ($):
Investment income—net	402,034	906,349
Net realized gain (loss) on investments	(265,783)	364,265
Net unrealized appreciation (depreciation) on investments	(1,291,047)	876,408
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,154,796)	2,147,022
Distributions to Shareholders from ($):
Investment income—net:
Initial Shares	(477,602)	(813,417)
Service Shares	(39,863)	(171,803)
Total Distributions	(517,465)	(985,220)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial Shares	839,181	3,032,116
Service Shares	213,076	743,815
Distributions reinvested:
Initial Shares	477,602	813,417
Service Shares	39,863	171,803
Cost of shares redeemed:
Initial Shares	(2,809,021)	(6,262,415)
Service Shares	(292,395)	(10,408,658)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(1,531,694)	(11,909,922)
Total Increase (Decrease) in Net Assets	(3,203,955)	(10,748,120)
Net Assets ($):
Beginning of Period	40,921,534	51,669,654
End of Period	37,717,579	40,921,534
Undistributed investment income—net	237,369	352,800
Capital Share Transactions (Shares):
Initial Shares
Shares sold	71,557	254,562
Shares issued for distributions reinvested	40,892	68,573
Shares redeemed	(240,483)	(527,187)
Net Increase (Decrease) in Shares Outstanding	(128,034)	(204,052)
Service Shares
Shares sold	18,368	63,079
Shares issued for distributions reinvested	3,426	14,585
Shares redeemed	(25,406)	(874,202)
Net Increase (Decrease) in Shares Outstanding	(3,612)	(796,538)

See notes to financial statements.

25

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts. These figures have been derived from the fund’s financial statements.

	Six Months Ended
	June 30, 2018	Year Ended December 31,
Initial Shares	(Unaudited)	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	11.96	11.69	11.72	12.16	11.85	12.37
Investment Operations:
Investment income—net[a]	.12	.23	.20	.23	.20	.21
Net realized and unrealized gain (loss) on investments	(.45)	.29	(.02)[b]	(.43)	.36	(.39)
Total from Investment Operations	(.33)	.52	.18	(.20)	.56	(.18)
Distributions:
Dividends from investment income—net	(.16)	(.25)	(.21)	(.24)	(.25)	(.34)
Net asset value, end of period	11.47	11.96	11.69	11.72	12.16	11.85
Total Return (%)	(2.90)[c]	4.50	1.52	(1.65)	4.79	(1.54)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.25[d]	.98	.94	.92	.85	.92
Ratio of net expenses to average net assets	1.25[d]	.98	.94	.92	.85	.92
Ratio of net investment income to average net assets	2.09[d]	1.97	1.65	1.91	1.68	1.76
Portfolio Turnover Rate[e]	69.63[c]	161.74	227.98	314.50	387.86	397.26
Net Assets, end of period ($ x 1,000)	34,559	37,584	39,133	44,057	49,880	55,337

a Based on average shares outstanding.

b In addition to net realized and unrealized gains on investments, this amount includes a decrease in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the portfolio investments.

c Not annualized.

d Annualized.

e The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended June 30, 2018 and December 31, 2017, 2016, 2015, 2014 and 2013 were 59.37% , 106.51%, 172.50%, 120.54%, 182.67% and 176.37% %, respectively.

See notes to financial statements.

26

	Six Months Ended
	June 30, 2018	Year Ended December 31,
Service Shares	(Unaudited)	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	11.91	11.64	11.67	12.11	11.80	12.33
Investment Operations:
Investment income—net[a]	.11	.20	.17	.20	.17	.18
Net realized and unrealized gain (loss) on investments	(.46)	.29	(.02)[b]	(.42)	.36	(.40)
Total from Investment Operations	(.35)	.49	.15	(.22)	.53	(.22)
Distributions:
Dividends from investment income—net	(.14)	(.22)	(.18)	(.22)	(.22)	(.31)
Net asset value, end of period	11.42	11.91	11.64	11.67	12.11	11.80
Total Return (%)	(2.95)[c]	4.25	1.27	(1.89)	4.56	(1.80)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.50[d]	1.23	1.19	1.17	1.10	1.17
Ratio of net expenses to average net assets	1.50[d]	1.23	1.19	1.17	1.10	1.17
Ratio of net investment income to average net assets	1.84[d]	1.64	1.40	1.66	1.43	1.51
Portfolio Turnover Rate[e]	69.63[c]	161.74	227.98	314.50	387.86	397.26
Net Assets, end of period ($ x 1,000)	3,158	3,338	12,537	14,314	17,359	19,561

a Based on average shares outstanding.

b In addition to net realized and unrealized gains on investments, this amount includes a decrease in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the portfolio investments.

c Not annualized.

d Annualized.

e The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended June 30, 2018 and December 31, 2017, 2016, 2015, 2014 and 2013 were 59.37%, 106.51%, 172.50%, 120.54%, 182.67% and 176.37% %, respectively.

See notes to financial statements.

27

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Quality Bond Portfolio (the “fund”) is a separate diversified series of Dreyfus Variable Investment Fund (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The fund’s investment objective is to seek to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the Distribution Plan, and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these

28

arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in securities, excluding short-term investments (other than U.S. Treasury Bills), futures, options and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the Company’s Board of Trustees (the “Board”). Investments for which quoted bid prices

29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Investments in swap agreements

30

are valued each business day by the Service. Swaps are valued by the Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates and are generally categorized within Level 2 of the fair value hierarchy. Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of June 30, 2018 in valuing the fund’s investments:

	Level 1 -Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Asset-Backed	-	1,514,795	-	1,514,795
Commercial Mortgage-Backed	-	625,550	-	625,550
Corporate Bonds†	-	11,593,166	-	11,593,166
Foreign Government	-	3,748,512	-	3,748,512
Municipal Bonds†	-	1,043,572	-	1,043,572
Registered Investment Companies	615,963	-	-	615,963
U.S. Government Agencies/ Mortgage-Backed	-	8,630,450	-	8,630,450
U.S. Treasury	-	10,059,288	-	10,059,288
Other Financial Instruments:
Futures††	11,320	-	-	11,320
Forward Foreign Currency Exchange Contracts††	-	24,449	-	24,449
Options Purchased	-	28,882	-	28,882
Liabilities ($)
Other Financial Instruments:
Futures††	(73,242)	-	-	(73,242)
Forward Foreign Currency Exchange Contracts††	-	(18,442)	-	(18,442)
Options Written	-	(2,988)	-	(2,988)
Swaps††	-	(12,264)	-	(12,264)

† See Statement of Investments for additional detailed categorizations.

†† Amount shown represents unrealized appreciation (depreciation) at period end.

31

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

At June 30, 2018, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of

32

security lending transactions are on an overnight and continuous basis. During the period ended June 30, 2018, The Bank of New York Mellon earned $228 from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act.

(e) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid on a monthly basis. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

On June 29, 2018, the Board declared a cash dividend of $.039 and $.036 per share for the Initial shares and Service shares, respectively, from undistributed investment income-net payable on July 2, 2018 (ex-dividend date) to shareholders of record as of the close of business on June 29, 2018.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2018, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended June 30, 2018, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended December 31, 2017 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

33

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund has an unused capital loss carryover of $597,547 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to December 31, 2017. The fund has $187,473 of short-term losses and $410,074 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2017 was as follows: ordinary income $985,220. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $830 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended June 30, 2018, the fund did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .65% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing its shares, for servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares. The Distribution Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Distribution Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2018, Service shares were charged $4,080 pursuant to the Distribution Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees.

34

For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended June 30, 2018, the fund was charged $196 for transfer agency services and $23 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were offset by earnings credits of $23.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended June 30, 2018, the fund was charged $3,916 pursuant to the custody agreement. These fees were partially offset by earnings credits of $57.

During the period ended June 30, 2018, the fund was charged $6,320 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $20,231, Distribution Plan fees $651, custodian fees $4,310, Chief Compliance Officer fees $6,320 and transfer agency fees $93.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, forward contracts, futures, options transactions and swap agreements, during the period ended June 30, 2018, amounted to $27,278,071 and $31,580,059, respectively, of which $4,019,517 in purchases and $4,025,860 in sales were from mortgage dollar roll transactions.

Mortgage Dollar Rolls: A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold,

35

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. The fund accounts for mortgage dollar rolls as purchases and sales transactions.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended June 30, 2018 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at June 30, 2018 are set forth in the Statement of Futures.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in the values of interest rate and foreign currencies or as a substitute for an investment. The fund is subject to market risk, interest rate risk and currency risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified

36

date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates. The maximum payout for those contracts is limited to the number of put option contracts written and the related strike prices, respectively.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. This risk is mitigated by Master Agreements between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction. Options written open at June 30, 2018 are set forth in the Statement of Options Written.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the

37

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at June 30, 2018 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

Swap Agreements: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the OTC market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

For OTC swaps, the fund accrues for interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap agreements in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date.

Upon entering into centrally cleared swap agreements, an initial margin deposit is required with a counterparty, which consists of cash or cash equivalents. The amount of these deposits is determined by the exchange on which the agreement is traded and is subject to change. The change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments

38

received from (paid to) the counterparty, including upon termination, are recorded as realized gain (loss) in the Statement of Operations.

Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is included within realized gain (loss) on swap agreements in the Statement of Operations. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

For OTC swaps, the fund’s maximum risk of loss from counterparty risk is the discounted value of the cash flows to be received from the counterparty over the agreement’s remaining life, to the extent that the amount is positive. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. There is minimal counterparty risk to the fund with centrally cleared swaps since they are exchange traded and the exchange guarantees these swaps against default. Interest rate swaps open at June 30, 2018 are set forth in the Statement of Swap Agreements.

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of June 30, 2018 is shown below:

	Derivative Assets ($)			Derivative Liabilities ($)
Interest rate risk	11,320	[1]	Interest rate risk	(85,506)	[1,2]
Foreign exchange risk	53,331	[3,4]	Foreign exchange risk	(21,430)	[4,5]
Gross fair value of derivative contracts	64,651			(106,936)

Statement of Assets and Liabilities location:
[1]Includes cumulative appreciation (depreciation) on futures as reported in the Statement of Futures, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.

[2]Includes cumulative appreciation (depreciation) on swap agreements as reported in the Statement of Swap Agreements. Unrealized appreciation (depreciation) on OTC swap agreements and only unpaid variation margin on cleared swap agreements, are reported in the Statement of Assets and Liabilities.

[3]Options purchased are included in Investments in securities—Unaffiliated issuers, at value.
[4]Unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
[5]Outstanding options written, at value.

39

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The effect of derivative instruments in the Statement of Operations during the period ended June 30, 2018 is shown below:

Amount of realized gain (loss) on derivatives recognized in income ($)
Underlying risk	Futures	[1]	Options Transactions	[2]	Forward Contracts	[3]	Swap Agreements	[4]	Total
Interest rate	738		(12,801)		-		85,300		73,237
Foreign exchange	-		(1,728)		38,136		-		36,408
Total	738		(14,529)		38,136		85,300		109,645

Change in unrealized appreciation (depreciation) on derivatives recognized in income ($)
Underlying risk	Futures	[5]	Options Transactions	[6]	Forward Contracts	[7]	Swap Agreements	[8]	Total
Interest rate	(63,218)		8,021		-		(26,593)		(81,790)
Foreign exchange	-		(26,907)		18,850		-		(8,057)
Total	(63,218)		(18,886)		18,850		(26,593)		(89,847)

Statement of Operations location:
[1]	Net realized gain (loss) on futures.
[2]	Net realized gain (loss) on options transactions.
[3]	Net realized gain (loss) on forward foreign currency exchange contracts.
[4]	Net realized gain (loss) on swap agreements.
[5]	Net unrealized appreciation (depreciation) on futures.
[6]	Net unrealized appreciation (depreciation) on options transactions.
[7]	Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
[8]	Net unrealized appreciation (depreciation) on swap agreements.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

40

At June 30, 2018, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Futures	11,320	(73,242)
Options	28,882	(2,988)
Forward contracts	24,449	(18,442)
Swaps	-	(12,264)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	64,651	(106,936)
Derivatives not subject to
Master Agreements	(11,320)	85,506
Total gross amount of assets
and liabilities subject to
Master Agreements	53,331	(21,430)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of June 30, 2018:†

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	Assets ($)
Barclays Bank	14,911		(1,768)	-	13,143
Citigroup	13,775		(6,019)	-	7,756
Goldman Sachs International	5,185		(37)	-	5,148
HSBC	1,419		(1,419)	-	-
JP Morgan Chase Bank	15,253		(3,994)	-	11,259
UBS	2,788		(2,788)	-	-
Total	53,331		(16,025)	-	37,306

41

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	Liabilities ($)
Bank of America	(1,508)		-	-	(1,508)
Barclays Bank	(1,768)		1,768	-	-
Citigroup	(6,019)		6,019	-	-
Goldman Sachs International	(37)		37	-	-
HSBC	(1,956)		1,419	-	(537)
JP Morgan Chase Bank	(3,994)		3,994	-	-
UBS	(6,148)		2,788	-	(3,360)
Total	(21,430)		16,025	-	(5,405)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.
† See Statement of Investments for detailed information regarding collateral held for open exchange traded derivative contracts.

The following summarizes the average market value of derivatives outstanding during the period ended June 30, 2018:

Average Market Value ($)
Interest rate futures	13,810,344
Interest rate options contracts	743
Foreign currency options contracts	14,564
Forward contracts	9,328,391

The following summarizes the average notional value of swap agreements outstanding during the period ended June 30, 2018:

Average Notional Value ($)
Interest rate swap agreements	9,042,270

At June 30, 2018, accumulated net unrealized appreciation on investments inclusive of derivative contracts was $632,433, consisting of $445,785 gross unrealized appreciation and $1,078,218 gross unrealized depreciation.

At June 30, 2018, the cost of investments inclusive of derivative contracts for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

42

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Trustees held on February 14-15, 2018, the Board considered the renewal of the fund’s Investment Advisory Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2017, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

43

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. They also considered that performance generally should be considered over longer periods of time, although it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect disproportionately long-term performance. The Board discussed with representatives of Dreyfus and/or its affiliates the results of the comparisons and considered that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods, except for the one- and ten-year periods when it was above and at the medians, respectively. The Board also considered that the fund’s yield performance was below the Performance Group median for each of the ten one-year periods ended December 31st and below the Performance Universe median for nine of the ten one-year periods. The Board considered the relative proximity of the fund’s yield performance to the Performance Group and/or Performance Universe median in certain periods when the yield performance was below median. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was considered that the fund’s returns were above the returns of the index in five of the ten calendar years shown.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that: the fund’s contractual management fee was above the Expense Group median and the fund’s actual management fee and total expenses were above the Expense Group and Expense Universe medians.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.

44

The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also stated that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

• While noting the improved relative performance in the most recent one-year period, the Board expressed concern about the fund’s performance and agreed to closely monitor performance.

• The Board concluded that the fee paid to Dreyfus continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and

45

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

other interactions with Dreyfus and its affiliates, of Dreyfus and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other Dreyfus funds that the Board oversees, during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other Dreyfus funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

46

NOTES

47

NOTES

48

NOTES

49

For More Information

Dreyfus Variable Investment Fund, Quality Bond Portfolio

200 Park Avenue
New York, NY 10166

Investment Adviser

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Telephone 1-800-258-4260 or 1-800-258-4261

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Institutional Services Department

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

© 2018 MBSC Securities Corporation 0120SA0618

Item 2.       Code of Ethics.

                  Not applicable.

Item 3.       Audit Committee Financial Expert.

                  Not applicable.

Item 4.       Principal Accountant Fees and Services.

                  Not applicable.

Item 5.       Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.       Investments.

(a)              Not applicable.

Item 7.       Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                  Not applicable.

Item 8.       Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.       Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                  Not applicable.

Item 10.     Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.     Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.     Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Variable Investment Fund

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    August 8, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    August 8, 2018

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    August 8, 2018

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)